                                SCHEDULE 14A

                               (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement                      / / Confidential, for Use of the Commission
/X/ Definitive Proxy Statement                           Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12

                       ANHEUSER-BUSCH COMPANIES, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/ No fee required.
         / / Fee computed on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         / / Fee paid previously with preliminary materials.
         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                      [Anheuser-Busch Companies LOGO]

                                                         March 11, 2003

    Dear Stockholder:

        On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. on Wednesday, April 23, 2003, in Orlando, Florida. Information about the meeting is presented on the following pages.

        In addition to the formal items of business to be brought before the meeting, members of management will report on the company's operations and respond to shareholder questions.

        Your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for convenience. Stockholders of record also have the option of voting by using a toll-free telephone number or via the Internet. Instructions for using these services are included on the proxy card.

        Thank you for your continued support of Anheuser-Busch. We look forward to seeing you on April 23.

    Sincerely,

    /s/ August A. Busch III           /s/ Patrick T. Stokes

    AUGUST A. BUSCH III               PATRICK T. STOKES
    Chairman of the Board             President and Chief Executive Officer

                             TABLE OF CONTENTS


Notice of Annual Meeting....................................         1

Questions and Answers About the Annual Meeting and Voting...         2

ITEM 1: ELECTION OF DIRECTORS...............................         6

Stock Ownership.............................................        10

Additional Information Concerning the Board of Directors....        11

ITEM 2: APPROVAL OF AN AMENDMENT TO THE 1998 INCENTIVE STOCK
  PLAN......................................................        12

ITEM 3: APPROVAL OF THE STOCK PLAN FOR NON-EMPLOYEE
  DIRECTORS.................................................        15

ITEM 4: APPROVAL OF INDEPENDENT ACCOUNTANTS.................        17

ITEM 5: STOCKHOLDER PROPOSAL................................        17

Information Concerning Stockholder Proposals for 2004.......        18

Report of the Audit Committee...............................        19

Report of the Executive Salaries and Stock Option Plans
  Committee.................................................        20

Compensation Committee Interlocks and Insider
  Participation.............................................        23

Summary Compensation Table..................................        23

Comparison of Five Year Cumulative Total Return.............        24

Option Grants Table.........................................        25

Option Exercises and Year-End Option Values Table...........        26

Pension Plans Table.........................................        26

Change In Control Arrangements..............................        27

Information Concerning New Plan Benefits....................        27

Information Concerning Equity Compensation Plans............        28

Other Relationships Involving Directors, Officers, or Their
  Associates................................................        29

Section 16(a) Beneficial Ownership Reporting Compliance.....        30

Other Matters...............................................        30

Appendix A - Corporate Governance Guidelines................       A-1

Appendix B - Stock Plan for Non-Employee Directors..........       B-1

Appendix C - Audit Committee Charter........................       C-1

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              APRIL 23, 2003

    The Annual Meeting of the Stockholders of Anheuser-Busch Companies, Inc. (the "Company") will be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on Wednesday, April 23, 2003, at 10:00 A.M. local time, for the following purposes:

    1. To elect five directors for a term of three years;

    2. To approve an amendment to the 1998 Incentive Stock Plan;

    3. To approve the Stock Plan for Non-Employee Directors;

    4. To approve the employment of PricewaterhouseCoopers LLP, as independent accountants, to audit the books and accounts of the Company for 2003; and

    5. To act upon such other matters, including a stockholder proposal (pages 17-18), as may properly come before the meeting.

    The Board of Directors has fixed the close of business on February 28, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company's office, 7007 SeaWorld Drive, Orlando, Florida, for the ten days before the meeting for inspection by any stockholder for any purpose germane to the meeting.

                                  By Order of the Board of Directors,

                                  /s/ JoBeth G. Brown

                                  JoBeth G. Brown
                                  Vice President and Secretary
                                  Anheuser-Busch Companies, Inc.

March 11, 2003

IMPORTANT

    PLEASE NOTE THAT A TICKET IS REQUIRED FOR ADMISSION TO THE MEETING. IF YOU ARE A STOCKHOLDER OF RECORD AND PLAN TO ATTEND THE MEETING IN PERSON, PLEASE BRING THE ADMISSION TICKET YOU RECEIVED IN YOUR PROXY MAILING WITH YOU TO THE MEETING. IF, HOWEVER, YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING WITH YOU A PROXY OR LETTER FROM THAT FIRM CONFIRMING YOUR OWNERSHIP OF SHARES.

                      ANHEUSER-BUSCH COMPANIES, INC.
                              PROXY STATEMENT
                  FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

         QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

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Q:  WHY DID I RECEIVE THIS PROXY STATEMENT?

A: Because you are a stockholder of Anheuser-Busch Companies, Inc. (the "Company") as of the record date and are entitled to vote at the 2003 Annual Meeting of Stockholders (the "Annual Meeting" or the "Meeting"), the Board of Directors is soliciting your proxy to vote at the Meeting.

    This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. This Proxy Statement and form of proxy were first mailed to stockholders on or about
    March 11, 2003.

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Q:  WHAT AM I VOTING ON?

A:  You are voting on five items:
         1. Election of five Group III directors for a term of three years:
                 James J. Forese
                 Vernon R. Loucks, Jr.
                 Vilma S. Martinez
                 William Porter Payne
                 Edward E. Whitacre, Jr.
         2. Approval of an amendment to the 1998 Incentive Stock
            Plan.
         3. Approval of the Stock Plan for Non-Employee Directors.
         4. Approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2003.
         5. Stockholder proposal concerning the Chairman of the Board.

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Q:  WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

A:  The Board recommends the following votes:
         1. FOR each of the directors.
         2. FOR approval of an amendment to the 1998 Incentive
            Stock Plan.
         3. FOR approval of the Stock Plan for Non-Employee
            Directors.
         4. FOR approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2003.
         5. AGAINST the stockholder proposal concerning the Chairman of the Board.

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Q:  WILL ANY OTHER MATTERS BE VOTED ON?

A: We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the Meeting, your signed proxy card gives authority to August A. Busch III, Patrick T. Stokes, and JoBeth G. Brown, as the Proxy Committee, to vote on such matters in their discretion.

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                                     2

Q:  WHO IS ENTITLED TO VOTE?

A: Stockholders of record as of the close of business on February 28, 2003 (the Record Date) are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote.

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Q:  WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A
    STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    STOCKHOLDER OF RECORD

    If your shares are registered directly in your name with the Company's transfer agent, Mellon Investor Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you bring with you a legal proxy from the stockholder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

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Q:  HOW DO I VOTE?

A: If you are a stockholder of record, there are four ways to vote:
         * by toll-free telephone at 1-800-435-6710;
         * by Internet at http://www.eproxy.com/bud;
         * by completing and mailing your proxy card; and
         * by written ballot at the Meeting.

    If you vote by Internet or telephone, your vote must be received by 11:00 P.M. Eastern Time on April 22nd, the day before the Meeting. Your shares will be voted as you indicate. If you return your proxy card but you do not indicate your voting preferences, the Proxy Committee will vote your shares FOR items 1, 2, 3, and 4 and AGAINST item 5.

    If your shares are held in a brokerage account in your broker's name (this is called street name), you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your shares should be voted by your broker or nominee as you have directed.

    We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker to vote at the Meeting.

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                                     3

Q:  IS MY VOTE CONFIDENTIAL?

A: Yes. It is the policy of the Company that all proxies, ballots, and vote tabulations that identify the vote of a stockholder will be kept confidential from the Company, its directors, officers, and employees until after the final vote is tabulated and announced, except in limited circumstances including any contested solicitation of proxies, when required to meet a legal requirement, to defend a claim against the Company or to assert a claim by the Company, and when written comments by a stockholder appear on a proxy card or other voting material.

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Q:  WHO WILL COUNT THE VOTE?

A: Representatives of Mellon Investor Services, the Company's transfer agent, will count the vote and serve as the inspectors of election.

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Q:  WHAT IS THE QUORUM REQUIREMENT OF THE MEETING?

A: A majority of the outstanding shares determined on February 28, 2003, represented in person or by proxy at the Meeting constitutes a quorum for voting on items at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum, but neither will be counted as votes cast. On February 28, 2003, there were 839,852,764 shares outstanding.

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Q:  WHAT ARE BROKER NON-VOTES?

A: Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. If that happens, the nominees may vote those shares only on matters deemed "routine" by the New York Stock Exchange. On non-routine matters nominees cannot vote without instructions from the beneficial owner, resulting in a so-called "broker non-vote." Broker non-votes have no effect on the election of directors, appointment of PricewaterhouseCoopers, or the stockholder proposal. A broker non-vote will have no effect on the proposals concerning approval of the amendment to the 1998 Incentive Stock Plan or approval of the Stock Plan for Non-Employee Directors provided that holders of over 50% of the outstanding shares cast votes on these two proposals.

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Q:  WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A: In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected. All other proposals require the approving vote of at least a majority of the votes cast.

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Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: It means your shares are in more than one account. You should vote the shares on all of your proxy cards.

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Q:  HOW CAN I CONSOLIDATE MULTIPLE ACCOUNTS REGISTERED IN
    VARIATIONS OF THE SAME NAME?

A: If you have multiple accounts, we encourage you to consolidate your accounts by having all your shares registered in exactly the same name and address. You may do this by contacting our transfer agent, Mellon Investor
    Services, at 1-888-213-0964.

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                                     4

Q: I OWN MY SHARES INDIRECTLY THROUGH MY BROKER, BANK, OR OTHER NOMINEE, AND I RECEIVE MULTIPLE COPIES OF THE ANNUAL REPORT, PROXY STATEMENT, AND OTHER MAILINGS BECAUSE MORE THAN ONE PERSON IN MY HOUSEHOLD IS A BENEFICIAL OWNER. HOW CAN I CHANGE THE NUMBER OF COPIES OF THESE MAILINGS THAT ARE SENT TO MY HOUSEHOLD?

A: If you and other members of your household are beneficial owners, you may eliminate this duplication of mailings by contacting your broker, bank, or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings but for any reason would like to resume them, you must contact your nominee.

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Q:  I OWN MY SHARES DIRECTLY AS A REGISTERED OWNER OF
    ANHEUSER-BUSCH STOCK, AND SO DO OTHER MEMBERS OF MY FAMILY
    LIVING IN MY HOUSEHOLD. HOW CAN I CHANGE THE NUMBER OF
    COPIES OF THE ANNUAL REPORT AND PROXY STATEMENT BEING
    DELIVERED TO MY HOUSEHOLD?

A: Family members living in the same household generally receive only one copy of the annual report, proxy statement, and most other mailings per household. The only item which is separately mailed for each registered stockholder or account is a proxy card, as discussed above. If you wish to start receiving separate copies in your name, apart from others in your household, you must contact our transfer agent, Mellon Investor Services, by phone (toll-free) at 1-888-213-0964 or by mail at PO Box 3315, South Hackensack, NJ 07606, attention: Shareholder Correspondence. Within
    30 days after your request is received we will start sending you separate mailings. If for any reason you and members of your household are receiving multiple copies and you want to eliminate the duplications, please contact Mellon Investor Services and request that action. That request has to be made by each person in the household.

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Q:  MULTIPLE SHAREOWNERS LIVE IN MY HOUSEHOLD, AND TOGETHER WE
    RECEIVED ONLY ONE COPY OF THIS YEAR'S ANNUAL REPORT AND
    PROXY STATEMENT. HOW CAN I OBTAIN MY OWN SEPARATE COPY OF
    THOSE DOCUMENTS FOR THE MEETING IN APRIL?

A: You may pick up copies in person at the meeting in April or download them from our website, www.anheuser-busch.com (click on "Financial Info"). If you want copies mailed to you and are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed and are a stockholder of record, we will mail them promptly if you request them from our transfer agent, Mellon Investor Services, by phone (toll-free) at 1-888-213-0964 or by mail at PO Box 3315, South Hackensack, NJ 07606, attention: Shareholder Correspondence. We cannot guarantee you will receive mailed copies before the meeting.

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Q:  CAN I CHANGE MY VOTE?

A:  Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
      * entering a new vote by Internet or telephone;
      * returning a later-dated proxy card;
      * sending written notice of revocation to the Vice President and Secretary; or
      * completing a written ballot at the Meeting.

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Q:  HOW WILL MY DIVIDEND REINVESTMENT SHARES BE VOTED?

A: Shares of common stock held by participants in the Company's dividend reinvestment plan have been added to the participants' other holdings on their proxy cards.

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                                     5

Q:  WHO CAN ATTEND THE ANNUAL MEETING?

A: All Anheuser-Busch stockholders as of the close of business on February 28, 2003 may attend.

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Q:  WHAT DO I NEED TO DO TO ATTEND THE ANNUAL MEETING?

A: If you are a stockholder of record or a participant in one of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans, your admission ticket is attached to your proxy card or voting instruction form. You will need to bring the admission ticket with you to the Meeting.

    If you own shares in street name, you will need to ask your broker or bank for an admission ticket in the form of a legal proxy. You will need to bring the legal proxy with you to the Meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the Meeting. We can use that to verify your ownership of our Common Stock and admit you to the Meeting; however, you will not be able to vote your shares at the Meeting without a legal proxy.

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Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We plan to announce preliminary voting results at the Meeting and publish final results in our quarterly report on SEC Form 10-Q for the first quarter of 2003.

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             INFORMATION CONCERNING THE ELECTION OF DIRECTORS
                          (ITEM 1 ON PROXY CARD)

    The Board of Directors of the Company is divided into three Groups, with the term of office of each Group ending in successive years. The term of directors of Group III expires with this Annual Meeting. The terms of directors of Group I and Group II expire with the Annual Meetings in 2004 and 2005, respectively.

    Mr. Bernard A. Edison, whose term will expire with this Annual Meeting, is not standing for reelection. His valued advice and counsel will continue to be available to the Company as he serves as an advisory member of the Board following his retirement.

    The following information is submitted respecting the nominees for election and the other directors of the Company:

        NOMINEES FOR ELECTION AT THIS MEETING TO A TERM EXPIRING IN 2006
                             (GROUP III DIRECTORS):

[PHOTO]       JAMES J. FORESE

                Mr. Forese, 67, is a nominee for director. He was Chairman of the Board of IKON Office Solutions, Inc. ("IKON") from 2000 until his retirement in February 2003. He was President and Chief Executive Officer of IKON from 1998 to 2002, Executive Vice President and President of International Operations of IKON from 1997 to 1998, and Executive Vice President and Chief Operating Officer of IKON from 1996 to 1997. Prior to joining IKON, he spent
                36 years with IBM Corporation ("IBM") in numerous executive positions, including two years as Chairman and Chief Executive Officer of IBM Credit Corporation, three years as Vice President--Finance of IBM, and six years as Vice President and Controller of IBM. He is also a director of American Management Systems, Inc., NUI Corporation, and Spherion Corporation.

[PHOTO]       VERNON R. LOUCKS, JR.

                Mr. Loucks, 68, has been a director since 1988. He has been Chairman of the Board of The Aethena Group, LLC, a healthcare merchant banking firm, since 2000. He has also been Chief Executive Officer of Segway L.L.C., a company providing solutions to short distance travel, since January 2003. He was Chairman of the Board of Baxter International Inc., a manufacturer of health care products, specialty chemicals, and instruments from 1980-1999 and was Chief Executive Officer of Baxter International from 1980-1998. He is also a director of Affymetrix, Inc., Edwards Lifesciences Corp., Emerson Electric Co., and GeneSoft, Inc.

[PHOTO]       VILMA S. MARTINEZ

                Ms. Martinez, 59, has been a director since 1983. She has been a partner in the law firm of Munger, Tolles & Olson since 1982. She is also a director of Burlington Northern Santa Fe Corporation and Fluor Corporation.

[PHOTO]       WILLIAM PORTER PAYNE

                Mr. Payne, 55, has been a director since 1997. He has been a partner of Gleacher Partners LLC, an investment banking and asset management firm, since 2000. He was Vice Chairman of Premiere Technologies, Inc., an enhanced communications provider, from 1998-2000. He was Vice Chairman of NationsBank Corporation from 1997-1998. He was President and Chief Executive Officer of the Atlanta Committee for the Olympic Games from 1991 to 1997. Mr. Payne is also a director of Cousins Properties, Inc., Crown Craft, Inc., and Jefferson-Pilot Corporation.

[PHOTO]       EDWARD E. WHITACRE, JR.

                Mr. Whitacre, 61, has been a director since 1988. He has been Chairman of the Board and Chief Executive Officer of SBC Communications Inc., a communications holding company, since 1990. He is also a director of Burlington Northern Santa Fe Corporation, Emerson Electric Co., and The May Department Stores Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE FIVE NOMINEES.

         DIRECTORS WHOSE TERM CONTINUES UNTIL 2004 (GROUP I DIRECTORS):

[PHOTO]       AUGUST A. BUSCH III

                Mr. Busch, 65, has been a director since 1963. He has been Chairman of the Board of the Company since 1977. He also served as President of the Company from 1974 to June 2002 and as Chief Executive Officer from 1975 to June 2002. He is also a director of Emerson Electric Co. and SBC Communications Inc.

[PHOTO]       CARLOS FERNANDEZ G.

                Mr. Fernandez, 36, has been a director since 1996. He is Vice Chairman of the Board of Directors and Chief Executive Officer of Grupo Modelo, S.A. de C.V., a Mexican company engaged in brewing and related operations, which positions he has held since 1994 and 1997, respectively. During the last five years he has also served and continues to serve in key positions of the major production subsidiaries of Grupo Modelo, including Executive Vice President since 1994 and Chief Operating Officer since 1992. He is also a director of Emerson Electric Co., Grupo Elektra, S.A. de C.V., and Grupo Televisa, S.A. de C.V.

[PHOTO]       JAMES R. JONES

                Ambassador Jones, 63, has been a director since 1998. He has been Co-Chairman and Chief Executive Officer of Manatt Jones Global Strategies, LLC, a global marketing firm, since 2001. He has been Senior Counsel in the law firm of Manatt, Phelps & Phillips LLP since 1998. He was President of Warnaco International, an apparel company, from 1997-1998. He was the U.S. Ambassador to Mexico from 1993-1997. He is also a director of Kansas City Industries, Inc., Keyspan Energy, and TV Azteca S.A. de C.V.

[PHOTO]       ANDREW C. TAYLOR

                Mr. Taylor, 55, has been a director since 1995. He is Chairman and Chief Executive Officer of Enterprise Rent-A-Car Company ("Enterprise"), a national car rental company. He has been Chairman of Enterprise since November 2001 and Chief Executive Officer of Enterprise since 1991. He served as President of Enterprise from 1991 to October 2001. He is also a director of Commerce Bancshares, Inc.

[PHOTO]       DOUGLAS A. WARNER III

                Mr. Warner, 56, has been a director since 1992. He was Chairman of the Board and Co-Chairman of the Executive Committee of J.P. Morgan Chase & Co., an international commercial and investment banking firm, from December 2000 until he retired in November 2001. From 1995 until 2000, he was Chairman of the Board, President and Chief
                Executive Officer of J.P. Morgan & Co. Incorporated. He is also a director of General Electric Company and Motorola, Inc.

         DIRECTORS WHOSE TERM CONTINUES UNTIL 2005 (GROUP II DIRECTORS):

[PHOTO]       JOHN E. JACOB

                Mr. Jacob, 68, has been a director since 1990. He has been Executive Vice President--Global Communications of the Company since July 2002. He was Executive Vice President and Chief Communications Officer of the Company from 1994-June 2002. He is also a director of Coca-Cola Enterprises, Inc. and Morgan Stanley Dean Witter & Co.

[PHOTO]       CHARLES F. KNIGHT

                Mr. Knight, 67, has been a director since 1987. He has been Chairman of the Board of Emerson Electric Co., a manufacturer of electrical and electronic equipment, since 1974. He also served as Chief Executive Officer of Emerson Electric from 1973-October 2000. He is also a director of BP p.l.c., International Business Machines Corporation, Morgan Stanley Dean Witter & Co., and SBC Communications Inc.

[PHOTO]       JOYCE M. ROCHE

                Ms. Roche, 55, has been a director since 1998. She has been President and Chief Executive Officer of Girls Incorporated, a national nonprofit research, education, and advocacy organization, since September 2000. She was an independent management consultant from 1999 to August 2000 and President and Chief Operating Officer of Carson, Inc., a personal care products company, from 1996-1998. She is also a director of SBC Communications Inc., Tupperware Corporation, and The May Department Stores Company.

[PHOTO]       HENRY HUGH SHELTON

                General Shelton, 61, has been a director since November 2001. He has been President, International Operations of M.I.C. Industries, an international manufacturing company, since January 2002. He served as Chairman of the Joint Chiefs of Staff from October 1997 to September 2001. Prior to that, he served in the U.S. Army for 34 years as a specialist in airborne strategies and special operation tactics, including service as Commander in Chief of the U.S. Special Operations Command from 1996-1997.

[PHOTO]       PATRICK T. STOKES

                Mr. Stokes, 60, has been a director since 2000. He has been President and Chief Executive Officer of the Company since July 2002. He was Senior Executive Vice President of the Company from July 2000-June 2002. He is also Chairman of the Board and Chief Executive Officer of Anheuser-Busch, Incorporated and Chairman of the Board of Anheuser-Busch International, Inc. and has served in such capacities since July 2000 and 1999, respectively. He served as Vice President and Group Executive of the Company from 1984-July 2000. He is also a director of U.S. Bancorp.

STOCK OWNERSHIP

    The Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's common stock.

    The following table shows the number of shares of the Company's common stock and the share units and share equivalents with a value tied to the common stock that are beneficially owned by the directors and nominees, by each of the executives named in the summary compensation table, and by all directors and executive officers as a group as of January 31, 2003. As of January 31, 2003, there were 843,327,592 shares of common stock issued and outstanding. The number of shares shown for each individual represents less than 1% of the common stock outstanding. The number of shares shown for all directors and executive officers as a group represents 2.1% of the common stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the footnotes.

                                                                   NUMBER OF
                                                                   SHARES OF            SHARE UNITS
                                                                  COMMON STOCK           AND SHARE
     NAME                                                      BENEFICIALLY OWNED      EQUIVALENTS(1)
     ----                                                      ------------------      --------------
W. Randolph Baker.........................................       1,490,408(2)               4,426
August A. Busch III.......................................       7,675,331(3)              19,799
August A. Busch IV........................................         682,838(4)               3,893
Bernard A. Edison.........................................               0(5)              46,319
Carlos Fernandez G. ......................................          18,250(6)                  --
James J. Forese...........................................           5,000(7)                  --
John E. Jacob.............................................         648,770(8)              16,406
James R. Jones............................................           9,790(9)(10)              --
Charles F. Knight.........................................          40,335(9)              72,467
Stephen K. Lambright......................................         959,973(11)              5,115
Vernon R. Loucks, Jr. ....................................          12,335(9)               4,178
Vilma S. Martinez.........................................           8,893(9)              19,421
William Porter Payne......................................          11,318(9)               3,535
Joyce M. Roche............................................           9,591(9)               2,192
Henry Hugh Shelton........................................           4,006(12)                 64
Patrick T. Stokes.........................................       2,794,797(13)             12,242
Andrew C. Taylor..........................................          45,162(9)               1,644
Douglas A. Warner III.....................................          12,335(9)               2,558
Edward E. Whitacre, Jr. ..................................           5,332(14)             16,806
All directors and executive officers as a group
  (26 persons)............................................      17,787,588(15)

--------
 (1) Includes share unit balances in the Company's deferred compensation plan for non-employee directors and share equivalent balances held by executives in the Company's 401(k) Restoration Plan. Although
     ultimately paid in cash, the value of share units and share equivalents mirrors the value of the
     Company's common stock. The share units and share equivalents do not have voting rights.

 (2) The number of shares includes 1,209,795 shares that are subject to currently exercisable stock options, of which 172,160 are held in a family partnership.

 (3) The number of shares includes 2,809,597 shares that are subject to currently exercisable stock options, of which 400,000 are held in trusts for the benefit of children of Mr. Busch. Of the shares shown, Mr.
     Busch has shared voting and shared investment power as to 1,059,836 shares and 2,048,064 shares are held in trusts of which Mr. Busch is income beneficiary and as to which he has certain rights, but as to which he has no voting or investment power. 82,688 shares beneficially owned by members of Mr. Busch's immediate family are not included.

 (4) The number of shares includes 642,234 shares that are subject to currently exercisable stock options. Of those, 200,000 were granted to Mr. Busch's father and presently are held in trusts for the benefit of
     Mr. Busch or his sister, of which Mr. Busch is a co-trustee.

 (5) Following the acquisition in 1989 by Edison Brothers Stores, Inc. of an indirect interest in a retail liquor license, Mr. Edison sold all shares of Company stock owned by him to avoid any possible conflict with state alcoholic beverage control laws. Because he is unable to own the Company's common stock, he receives stock appreciation rights ("SARs") payable in cash in lieu of director stock options. He has
     8,335 currently exercisable SARs.

 (6) The number of shares includes 7,001 shares that are subject to currently exercisable stock options.

 (7) Mr. Forese has reported to the Company that he purchased these shares in February 2003 following his nomination.

 (8) The number of shares includes 548,507 shares that are subject to currently exercisable stock options, of which 80,000 are held in a trust for the benefit of the child of Mr. Jacob.

 (9) The number of shares includes 8,335 shares that are subject to currently exercisable stock options.

(10) Mr. Jones has shared voting and shared investment power with respect to 1,035 of these shares.

                                    10



(11) The number of shares includes 785,568 shares that are subject to currently exercisable stock options.
     25,264 shares owned by members of Mr. Lambright's immediate family are not included.

(12) The number of shares includes 1,667 shares that are subject to currently exercisable stock options.

(13) The number of shares includes 2,373,748 shares that are subject to currently exercisable stock options, of which 690,024 are held in a family partnership, 351,252 shares that are held in a family partnership for which Mr. Stokes has shared voting and shared investment power and 15,645 shares that are held in a trust in which Mr. Stokes and his wife have an economic interest, but as to which they have no voting or investment power. 122 shares beneficially owned by a member of Mr. Stokes' immediate family are not included.

(14) The number of shares includes 1,332 shares that are subject to currently exercisable stock options.

(15) The number of shares stated includes 11,399,533 shares that are subject to currently exercisable stock options, 2,048,064 of the shares that are referred to in Note 3 and 15,645 of the shares that are referred to in Note 13. None of the covered persons hold stock options that become exercisable within
     60 days of January 31, 2003. The directors and executive officers as a group have sole voting and sole investment power as to 2,912,223 shares and shared voting and shared investment power as to 1,412,123 shares. 108,074 shares held by immediate family members or family trusts are not included and beneficial ownership of such shares is disclaimed.

                ADDITIONAL INFORMATION CONCERNING THE BOARD
                        OF DIRECTORS OF THE COMPANY

    During 2002 the Board of Directors held nine meetings. No current director who served during 2002 attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board of which he or she was a member. In addition to regularly scheduled meetings, a number of directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

    The Board of Directors has adopted Independence Criteria, which are described in the Company's Corporate Governance Guidelines that are attached as Appendix A to this Proxy Statement. Directors who satisfy the criteria are considered to be "independent." Messrs. Edison, Jones, Loucks, Payne, Shelton, Taylor, and Warner and Mses. Martinez and Roche meet these standards and are, therefore, considered to be independent directors. Mr. Forese, a nominee for director, also meets these standards and will be considered an independent director. Mr. Forese will serve on the Audit Committee after his election. The Board of Directors has determined that Mr. Forese qualifies as an "audit committee financial expert" as defined by the Securities and Exchange Commission.

    Each director who is not an employee of the Company is paid an annual retainer of $55,000, which each director may elect to receive in stock, cash, or a combination of stock and cash. Each non-employee director also receives a fee of $1,400 for each Board of Directors meeting attended and a fee of $1,200 for attendance at a meeting of a committee of the Board and for any other meeting of directors at which less than a quorum of the Board is present. Annual fees of $10,000 each are paid to the Chairs of the Audit, Conflict of Interest, Corporate Governance, Executive Salaries and Stock Option Plans, Finance, and Pension Committees. The Company pays the travel and accommodation expenses of directors and (when requested by the Company) their spouses to attend meetings and other corporate functions, along with any taxes related to such payments. The Company also provides each non-employee director group term life insurance coverage of $50,000.

    Non-employee directors receive an annual grant of options to purchase 5,000 shares of the Company's common stock. Directors who are unable to own the Company's common stock due to possible conflicts with state alcoholic beverage control laws receive 5,000 stock appreciation rights ("SARs") payable in cash in lieu of stock options. The exercise price of these options and SARs is equal to the fair market value of the Company's common stock on the date of grant. The options and SARs become exercisable over three years and expire ten years after grant. Options and SARs normally vest in three equal installments on each of the first three anniversaries of their grant date.

    Under a deferred compensation plan, non-employee directors may elect to defer payment of part or all of their directors' fees. At the election of the director, deferred amounts are credited to a fixed income account or a share equivalent account. The amounts deferred under the plan are paid in cash commencing on the date specified by the director. At the director's election, such payments may be made either in a lump sum or over a period not to exceed ten years.

    Information concerning certain standing committees of the Board of Directors is set out below:

CORPORATE GOVERNANCE COMMITTEE

    The Corporate Governance Committee, which was established effective January 1, 2003, recommends to the Board of Directors a slate of nominees for directors to be presented on behalf of the Board for election by stockholders at each Annual Meeting of the Company and recommends to the Board persons to fill vacancies on the Board of Directors. The Committee will consider nominees recommended by stockholders upon submission in writing to the Secretary of the Company the names of such nominees, together with their qualifications for service as a director of the Company. Annually, the Committee will also review the Company's Corporate Governance Guidelines (attached as Appendix A to this Proxy Statement) and oversee an evaluation of the Board of Directors and its committees and periodically the Committee will review the compensation paid to the directors. During 2002, the predecessor to the Corporate Governance Committee--the Nominating Committee--held one meeting. The members of the Corporate Governance Committee, all of whom are independent directors, are Ms. Martinez (Chair), Mr. Loucks, and Gen. Shelton.

EXECUTIVE SALARIES AND STOCK OPTION PLANS COMMITTEE

    The functions of the Executive Salaries and Stock Option Plans Committee are to consider and make recommendations to the Board of Directors as to salaries and other compensation to be paid to the executive officers of the Company and to other officers and upper-management employees of the Company and its subsidiaries and to administer the Company's stock option program. During 2002 the Committee held three meetings. The Committee's report on 2002 executive compensation is on pages 20-23. The members of the Executive Salaries and Stock Option Plans Committee, all of whom are independent directors, are Mr. Edison (Chair), Mr. Loucks, Ms. Martinez, and Mr. Payne.

AUDIT COMMITTEE

    The functions and membership of the Audit Committee are described under "Report of the Audit Committee" on page 19. All of the members of the Audit Committee are independent as defined by the New York Stock Exchange's listing standards.

                         ------------------------

         APPROVAL OF AN AMENDMENT TO THE 1998 INCENTIVE STOCK PLAN
                          (ITEM 2 ON PROXY CARD)

    The second item to be acted upon at the Annual Meeting is a proposal to approve an amendment to the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "1998 Plan"). The Board of Directors has approved, and is seeking shareholder approval of, an increase of 16,000,000 shares which may be issued pursuant to awards under the 1998 Plan, up to 1,500,000 of which may be issued in the form of Restricted Stock.

REASONS FOR SEEKING APPROVAL OF THE AMENDMENTS

    The Board of Directors believes that the Company's long-term success is dependent upon its ability to attract and retain outstanding individuals, to motivate them to exert their best efforts on behalf of the Company's interests, and to reward them when their efforts succeed. The purpose of the 1998 Plan is to provide the Company with a critical tool to make that happen. The Company has had a stock option program for over 20 years. The Board of Directors believes that the 1998 Plan and its predecessors have been and continue to be efficient and effective in fulfilling their purpose. Stock awards make up a crucial part of the compensation package the Company can offer both to existing personnel and persons being recruited. Stock awards align management's interests directly with those of the shareholders, as the value of stock awards is directly linked to the market value of the Company's stock. As of February 28, 2003, only 13,806,908 shares remain available for new grants. Increasing the shares for the 1998 Plan would allow the Company to continue this effective program.

    Restricted Stock has not previously been authorized under the 1998 Plan. The Company believes that Restricted Stock would better enable the Company to achieve the Plan's goals by affording greater flexibility in an uncertain environment. The strategies that peer companies are using to attract and retain management talent are changing, and the Company needs to be flexible in competing in that arena. Adding the ability to use Restricted Stock gives the Company that flexibility.

SUMMARY DESCRIPTION OF THE 1998 PLAN

    The 1998 Plan currently authorizes the grant of several types of stock-based awards, including incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights ("SARs"), and limited stock appreciation rights ("Limited Rights"), and would also authorize the grant of Restricted Stock if this Item 2 is approved. ISOs and NQSOs are types of stock options, allowing the recipient to purchase a fixed number of shares of stock for a fixed price; ISOs enable the recipient to enjoy a special tax treatment upon exercise which is not available to holders of NQSOs. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the base price of the SAR and the market price of the Company's stock on the exercise date. A Limited Right is a special kind of cash-only SAR which is exercisable only for a limited time after the occurrence of certain events relating to a change in control of the Company. "Restricted Stock" is common stock which the Company grants subject to transfer restrictions and possible forfeiture events; at the time of grant the Plan Committee establishes vesting criteria. The restrictions and forfeiture risk end when the vesting criteria are met.

    Approximately 2,700 officers and management employees of the Company and its subsidiaries and affiliates are eligible to receive awards under the 1998 Plan. Non-employee directors are ineligible for awards. The 1998 Plan is administered by the Executive Salaries and Stock Option Plans Committee (the "Plan Committee") which consists entirely of independent directors. Within the limits of the 1998 Plan, the Plan Committee determines when and to whom awards are granted, the types of award granted, the number of shares subject to each award, the award's exercise or base price (as applicable) and duration, when awards become exercisable, non-forfeitable, or otherwise vested, and other terms and conditions which the Plan Committee deems appropriate.

    The 1998 Plan presently authorizes the issuance of 72 million shares of the Company's common stock pursuant to awards; of that, only 13,806,908 shares presently are available for new awards. If this item 2 is approved by the shareholders, the number of shares available for new awards will increase to 29,806,908. The 1998 Plan (as amended) does not permit the Company to make awards (other than Restricted Stock) relating to more than
1.5 million shares, or to make awards of more than 375,000 shares of Restricted Stock, to any one person in any calendar year. Appropriate adjustments in these share limits and in the terms of outstanding awards are required for stock splits and similar events. The authority to make new award grants under the 1998 Plan will expire on April 21, 2008.

    The terms of awards cannot exceed ten years. The option price of options and the base price of SARs and Limited Rights cannot be less than 100% of the market value of the Company's stock on the grant date, except in certain limited instances such as an adjustment for a stock split or the Company's assumption of options granted by another corporation which is acquired by the Company. The Plan Committee is not permitted to grant options or SARs in exchange for so-called "underwater" options or SARs (which have an option or base price higher than the then-current market value of the Company's stock), nor is it permitted to grant any options or SARs with a so-called "reload" feature (under which new awards are granted automatically upon exercise of outstanding ones). Optionees may pay the option price in cash or Company stock, including (if permitted by the Plan Committee) shares otherwise issuable in connection with the exercise, but not including shares of unvested Restricted Stock. The Plan Committee has authority to permit withholding taxes related to exercises or vesting to be paid with stock; the Plan Committee currently permits required withholding taxes related to NQSO exercises to be paid with stock otherwise issuable in connection with the exercise. The Plan Committee may accelerate vesting of awards at any time in its discretion. The 1998 Plan provides for automatic vesting of awards upon the occurrence of certain change-in-control events relating to the Company. In the Plan Committee's discretion, award agreements may provide that awards are forfeited if the recipient takes any action prohibited by the award agreement, or if certain events occur or fail to occur.

    The Plan Committee has developed certain policies and practices for options under the 1998 Plan which it presently intends to continue. These policies, which the Plan Committee may alter over the life of the 1998 Plan, implement and supplement the 1998 Plan's provisions. Options are granted with ten-year terms, which can be shortened if the optionee's employment terminates or certain other events occur. Options normally vest in equal installments on the first three anniversaries of the grant date. Options vest sooner if the optionee dies, retires, or becomes disabled. Although options generally are not transferable, the Plan Committee has permitted executive officers to transfer NQSOs to family members, family trusts, and family partnerships (primarily for gift and estate planning purposes). The Plan Committee has permitted a limited portion of such

NQSOs to vest upon transfer. None of these transfers have reduced or deferred (i) the compensation income that the optionee would otherwise recognize from an exercise of the NQSOs or (ii) the Company's tax deduction that would otherwise result from the exercise of the NQSOs. Options are forfeited if the optionee voluntarily terminates his or her employment during the first two years after grant, or is dismissed from employment at any time, among other things.

    The 1998 Plan may be amended by the Board of Directors at any time. Certain amendments which increase the number of authorized shares, increase the maximum number of shares which may be awarded to any person in any calendar year, or change the class of eligible employees, must be approved by the Company's shareholders. The closing price of Company stock on February 28, 2003, as reported on the New York Stock Exchange, was $46.50 per share.

AWARDS GRANTED UNDER THE 1998 PLAN

    As of February 28, 2003, 56,607,979 stock options were outstanding under the 1998 Plan. No other types of awards have been granted under the 1998 Plan. No awards have been made from the additional shares which are the subject of this item. Information regarding options granted in 2002 to certain executive officers of the Company under the 1998 Plan is set forth in the table captioned "Option Grants in 2002" on page 25, and information regarding outstanding options is set forth in the table captioned "Aggregated Option Exercises in 2002 and 2002 Year-End Option Values" on page 26. Because grants are discretionary, the Company is not able to predict the amounts, types, or recipients of future grants. If the proposed amendments had been approved prior to 2002, the Company is not able to determine what, if any, effect that would have had on the grants actually made during 2002.

FEDERAL INCOME TAX CONSIDERATIONS

ISOS

    An optionee does not recognize taxable income and the Company is not entitled to a deduction on the grant or exercise of ISOs. If an optionee holds the shares acquired ("ISO Shares") for at least one year from the exercise date and two years from the grant date (the "Required Holding Periods"), the optionee's gain or loss upon a sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the optionee's basis in the ISO Shares. The Company will not be entitled to a deduction. If an optionee disposes of the ISO Shares without satisfying the Required Holding Periods, the "disqualifying disposition" will give rise to ordinary income equal to the excess of the fair market value of the ISO Shares on the exercise date (or generally, the sale price, if less) over the optionee's basis in the ISO Shares. The Company will ordinarily be entitled to a deduction at the same time equal to the amount of the ordinary income resulting from a disqualifying disposition.

    An optionee does recognize income for alternative minimum tax ("AMT") purposes upon exercise of ISOs; that amount is also included in the optionee's AMT basis in the ISO Shares. AMT gain or loss is equal to the excess of the amount realized less the optionee's AMT basis. Income from a disqualifying disposition generally is not income for AMT purposes. However, if the disqualifying disposition occurs in the same calendar year as the exercise date, the optionee will recognize income for AMT purposes, but the amount of such income cannot exceed the amount of income recognized for regular income tax purposes.

NQSOS, SARS, AND LIMITED RIGHTS

    An optionee does not recognize taxable income on the grant of NQSOs or SARs, but does recognize ordinary income on the exercise date. The amount of income in the case of an NQSO exercise is the amount by which the fair market value of the shares underlying the option exercised exceeds the option price. The amount of income in the case of an SAR exercise is the amount of cash received plus the fair market value of any shares received. The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the optionee from the exercise of NQSOs or SARs. NQSOs which are transferred by gift continue to be taxed to the optionee on the exercise date in the manner described above. The discussion with respect to SARs above also applies to Limited Rights.

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

RESTRICTED STOCK

    A recipient of Restricted Stock generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs ("Vesting Date"). The amount of income recognized and the amount of the Company's deduction will equal the fair market value of the vested stock on the Vesting Date. However, the recipient may elect to include in income the fair market value of the Restricted Stock at the time of grant. If such election is made, the Company's deduction will equal the fair market value of the Restricted Stock at the time of grant.

    Any dividends on the Restricted Stock paid to the recipient prior to the Vesting Date will be includible in the recipient's income as compensation and deductible as such by the Company.

PARACHUTE PAYMENTS

    The 1998 Plan provides for accelerated vesting of all unvested awards upon a change in ownership or control of the Company, which may cause certain amounts to be characterized as "parachute payments." An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee's Base Amount. The "Base Amount" is generally the employee's average annual compensation for the five preceding years. An employee's "excess parachute payment" is the excess of the employee's total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax on, and the Company will be denied a deduction for, any "excess parachute payment."

$1,000,000 DEDUCTION LIMIT

    The Company is not allowed a deduction for compensation paid to certain top executive officers in excess of $1,000,000 each in any taxable year, except to the extent such excess constitutes performance-based compensation. Compensation from past awards under the 1998 Plan constitutes performance-based compensation, and compensation from new awards will also if the proposed amendment is approved, except that compensation from Restricted Stock generally will come within the exception only if the vesting conditions established by the Plan Committee include performance based conditions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 2.

                         ------------------------

           APPROVAL OF THE STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                          (ITEM 3 ON PROXY CARD)

    The third item to be acted upon at the Annual Meeting is a proposal to approve the Anheuser-Busch Companies, Inc. Stock Plan for Non-Employee Directors (the "Director Plan"), a copy of which is included as Appendix B to this Proxy Statement.

REASONS FOR SEEKING APPROVAL OF THE DIRECTOR PLAN

    The purpose of the Director Plan is to attract and retain highly qualified individuals to serve on the Company's Board of Directors, and to help align the financial interests of directors with the performance of the Company's common stock. The Plan accomplishes that purpose through regular annual grants of stock options and stock appreciation rights ("SARs").

    The Director Plan was implemented in 1999. At that time, the rules and regulations applicable to the Company did not require the Plan to be submitted to the Company's shareholders for approval. Since the number of shares involved was relatively modest and the Plan was structured to provide automatic non-discretionary awards, the Plan was implemented without shareholder approval.

    In 2002, the New York Stock Exchange proposed a rule change which, if adopted, would require the Company to seek shareholder approval of the Director Plan the next time that the Plan is substantially amended. That proposed rule change is part of a series of corporate governance changes being put in place by the Exchange as well as the U.S. Securities and Exchange Commission. In view of those proposed changes, the

Board has reconsidered its earlier determination and now believes that it would be appropriate to submit the Plan to shareholders for their consideration at this time.

    If the shareholders do not approve the Director Plan, the Board intends to re-examine the Company's stock-based compensation practices for non-employee directors in the context of their overall compensation.

SUMMARY DESCRIPTION OF THE DIRECTOR PLAN

    The Director Plan provides for the automatic, annual grant of 5,000 options to each non-employee director and each advisory director in office on the first business day each May. Currently, the Board of Directors has 12 non-employee directors and one advisory director. Also, the Executive Salaries and Stock Option Plans Committee of the Board, or the full Board, may make a discretionary special grant (not to exceed 5,000 options) to any non-employee director appointed to the Board during a normal term. Options are granted to all non-employee directors except for those who, due to various legal restrictions, are unable to own Company stock. For those persons, 5,000 SARs are granted in lieu of options on each grant date. All SARs under the Director Plan are payable in cash. If a director receives SARs and later is permitted to own Company stock, his or her SARs automatically will convert to options.

    The Director Plan is administered by the Executive Salaries and Stock Option Plans Committee of the Board, whose members are selected by the Board. Those members have no formal term of office, and the Board may remove any members and fill all vacancies.

    The Director Plan authorizes the issuance of up to 600,000 shares of the Company's common stock pursuant to awards. At present, 591,663 shares of Company common stock are reserved and set aside in the Company's treasury for issuance upon exercise of options under the Director Plan. That overall limit, as well as the 5,000 options/SARs annual grant rate, are subject to adjustment to reflect stock splits, stock dividends, or similar events. The Director Plan has no expiration date.

    Stock options allow the recipient to purchase a fixed number of shares of stock for a fixed price once the option has vested. An SAR under the Director Plan is the right to receive cash equal to the difference between the base price of the SAR and the market price of the Company's stock on the exercise date once the SAR has vested. The terms of options and SARs under the Director Plan are ten years. The option price of options and the base price of SARs are 100% of the market value of the Company's stock on the grant date, subject to adjustment for stock splits and similar events. Optionees may pay the option price in cash or Company stock previously owned. Options and SARs normally vest in three equal installments on each of the first three anniversaries of their grant date. The Executive Salaries and Stock Option Plans Committee may accelerate vesting of awards at any time in its discretion. The Director Plan provides for automatic vesting of awards upon the occurrence of certain change-in-control events relating to the Company. The Director Plan also provides that awards are forfeited if the recipient is removed "for cause" as defined by Delaware law. A director's awards will vest sooner if the director dies, retires, or becomes disabled, and the term of outstanding awards may be shortened in those instances.

    The Board has reserved the right to amend or terminate the Director Plan at any time; certain amendments, however, would require shareholder approval if currently proposed rules of the New York Stock Exchange are adopted. The closing price of Company stock on February 28, 2003, as reported on the New York Stock Exchange, was $46.50 per share.

AWARDS GRANTED UNDER THE DIRECTOR PLAN

    The Director Plan provides that 5,000 options are granted to each director each May, except that 5,000 SARs are granted to any director legally prohibited from owning Company stock. If the Plan is approved, if all current nominees are elected to the Board, if the number of non-employee directors remains twelve, and if the number of advisory directors is two, then in May 2003 and each May thereafter until the Plan is amended or terminated or exhausts its shares, 60,000 options will be granted to all non-employee directors of the Company as a group, and an additional 5,000 options and 5,000 SARs will be granted to the advisory directors as a group. Those grants will have no immediate dollar value to the directors, because all grants will be made at then-current market value and all grants are non-transferable. The eventual dollar value of such grants cannot be determined, because that value depends upon the future growth of the Company's common stock.

    The Director Plan has been in existence since 1999. During 2002, 55,000 options and 5,000 SARs were granted to twelve non-employee directors of the Company, and 5,000 options were granted to one advisory director, all at an option or base price of $53.515 per share. As of December 31, 2002, 219,663 stock options and 18,000 SARs were outstanding under the Director Plan. Information regarding option/SAR ownership by the current directors is set forth in the Stock Ownership table on page 10.

FEDERAL INCOME TAX CONSEQUENCES

    A director does not recognize taxable income on the grant of options or SARs under the Director Plan, but does recognize ordinary income on the exercise date. The amount of income in the case of an option exercise is the amount by which the fair market value of the shares underlying the option exercised exceeds the option price. The amount of income in the case of an SAR exercise is the amount of cash received plus the fair market value of any shares received. The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the optionee from the exercise of options or SARs.

    The Director Plan provides for accelerated vesting of all unvested awards upon a change in ownership or control of the Company, which may cause certain amounts to be characterized as "parachute payments." A director may be subject to the parachute payment rules if he or she meets certain thresholds of compensation by the Company or ownership of Company stock in the year of change in ownership or control. If subject to the rules, a director is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the director's Base Amount. The "Base Amount" is generally the director's average annual compensation for the five preceding years. A director's "excess parachute payment" is the excess of the director's total parachute payments over the Base Amount. A director will be subject to a 20% excise tax on, and the Company will be denied a deduction for, any "excess parachute payment."

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 3.

                         ------------------------

                    APPROVAL OF INDEPENDENT ACCOUNTANTS
                          (ITEM 4 ON PROXY CARD)

    Action will be taken with respect to the approval of independent accountants for the Company for the year 2003. The Board of Directors has, upon the recommendation of its Audit Committee, selected
PricewaterhouseCoopers LLP, subject to the approval of the stockholders. If the stockholders do not approve this selection, the Board of Directors and the Audit Committee will consider other independent accountants.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting. Such representative will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions by shareholders. For additional information regarding the Company's relationship with PricewaterhouseCoopers, please refer to the "Report of the Audit Committee" on page 19.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 4, WHICH APPROVES THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR 2003.

                         ------------------------

         STOCKHOLDER PROPOSAL CONCERNING THE CHAIRMAN OF THE BOARD
                          (ITEM 5 ON PROXY CARD)

    The National Automatic Sprinkler Industry Pension Plan, 8000 Corporate Drive, Landover, MD 20785, beneficial owner of 95,871 shares of common stock of the Company, has submitted the following proposal:

    "RESOLVED: The shareholders of Anheuser-Busch ("Company") urge the Board of Directors to amend the Company's by laws to require that an independent director--as defined by the rules of the New York Stock Exchange ("NYSE")--who has not served as an officer of the Company serve as the Chairman of its Board of Directors."

    The stockholder's statement in support of the proposal is as follows:

    "The recent wave of corporate scandals at such companies as Enron, WorldCom and Tyco has resulted in renewed emphasis on the importance of independent directors. For example, both the NYSE and the NASDAQ have proposed new rules that would require corporations that wish to be traded on them to have a majority of independent directors.

    "Unfortunately, having a majority of independent directors alone is clearly not enough to prevent the type of scandals that have afflicted Enron, WorldCom and Tyco. All of these corporations had a majority of independent directors on their boards when the scandals occurred.

    "All of these corporations also had a Chairman of the Board who was also an insider, usually the Chief Executive Officer ("CEO"), a former CEO or some other officer. Obviously, no matter how many independent directors there are on a board, that board is less likely to protect shareholder interests by providing independent oversight of the officers if the Chairman of that board is also the CEO or some other officer of the company.

    "We respectfully urge the board of our Company to dramatically change its corporate governance structure and the public's perception of it by having an independent director serve as its Chairman.

    "Although this change would be dramatic, it would hardly be radical. In the United Kingdom it is common to separate the offices of Chairman and CEO. In 1996, a blue ribbon commission on Director Professionalism of the National Association of Corporate Directors recommended that an independent director should be charged with 'organizing the board's evaluation of the CEO and providing continuous ongoing feedback; chairing executive sessions of the board; setting the agenda with the CEO, and leading the board in anticipating and responding to crises.' "

                         ------------------------

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE ABOVE PROPOSAL.

    The Board believes that it is not in the best interests of the Company and its stockholders to require that the Chairman be an independent director who was not formerly an officer of the Company.

    The Company's by-laws require the Board to select a Chairman from its membership. There is no requirement that the Chairman also be the Chief Executive Officer and the positions are currently held by two different individuals. The Board is in the best position to determine who should serve as Chairman at any given time in light of the Company's then current and anticipated future circumstances.

    Since only three of the Board's current 15 directors are current or former employees of the Company, and a majority of the Board is independent as defined by the New York Stock Exchange, there are ample independent directors to offer critical review of management plans. Furthermore, the Board has implemented a policy of having non-management director executive sessions led by an independent director on a rotating basis.

    The Board believes that the Company's by-laws provide appropriate flexibility for the selection of a Chairman and that the need for independent oversight has already been appropriately addressed.

    FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                         ------------------------

                      STOCKHOLDER PROPOSALS FOR 2004

    For inclusion in the Company's Proxy Statement and form of proxy, any stockholder proposals intended to be presented at the 2004 Annual Meeting must be received by the Company at its principal executive offices no later than November 12, 2003.

    Stockholders of record who do not submit proposals for inclusion in the Proxy Statement but who intend to submit a proposal at the 2004 Annual Meeting, and stockholders of record who intend to submit nominations for directors at the meeting, must provide written notice. Such notice should be addressed to the Vice President and Secretary and received at the Company's principal executive offices not earlier than December 25, 2003 and not later than January 24, 2004. The written notice must satisfy certain requirements specified in the

Company's by-laws. A copy of the by-laws will be sent to any stockholder upon written request to the Vice President and Secretary.

                       REPORT OF THE AUDIT COMMITTEE

    The Audit Committee's responsibilities are set forth in the Audit Committee Charter, attached as Appendix C to this Proxy Statement. The Audit Committee assists the full Board of Directors in fulfilling its oversight responsibilities. Management of the Company prepares financial statements and establishes the system of internal controls.

    In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management and the Company's independent accountants, including a discussion of the acceptability as well as the appropriateness of significant accounting principles. The Audit Committee also reviewed with management and the independent accountants the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements.

    The Audit Committee reviewed with the independent accountants, PricewaterhouseCoopers, their judgments as to the acceptability as well as the appropriateness of the Company's application of accounting principles. PricewaterhouseCoopers has the responsibility for expressing an opinion on the conformity of the Company's annual financial statements with U.S. generally accepted accounting principles. The Audit Committee also discussed with PricewaterhouseCoopers such other matters as are required to be discussed under U.S. generally accepted auditing standards.

    In addition, the Audit Committee discussed with PricewaterhouseCoopers its independence from management and the Company, including the impact of non-audit-related services provided to the Company, and the matters included in the written disclosures required by the Independence Standards Board. The Audit Committee concluded that the non-audit services provided by PricewaterhouseCoopers do not impact PricewaterhouseCoopers' independence.

    The Audit Committee discussed with the General Auditor and PricewaterhouseCoopers the overall scope and plans for their respective audits. The Audit Committee meets with the General Auditor and PricewaterhouseCoopers, with and without management present, to discuss the results of their audits, their opinions of the Company's system of internal controls and the overall quality of the Company's financial reporting.

    The Audit Committee held five meetings in 2002.

    In reliance on the reviews and discussions noted above, the Audit Committee recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the U.S. Securities and Exchange Commission. The Audit Committee and the full Board of Directors have also recommended, subject to shareholder approval, the selection of PricewaterhouseCoopers as the Company's independent accountants for 2003.

                                            Audit Committee
                                            Bernard A. Edison (Chair)
                                            Vernon R. Loucks, Jr.
                                            Vilma S. Martinez
                                            Andrew C. Taylor
                                            Douglas A. Warner III

FEES PAID TO PRICEWATERHOUSECOOPERS

    The following fees were paid to PricewaterhouseCoopers, the Company's independent auditors, for services rendered in 2002 ($ in Millions):

Audit Fees..................................................  $ 3.1
Tax Planning and Compliance Fees............................    2.3
Financial Information Systems Design and Implementation
  Fees......................................................    2.6
All Other Fees..............................................    2.3
                                                              -----
Total PricewaterhouseCoopers Fees...........................  $10.3
                                                              =====

    Audit Fees represent the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for 2002, and reviews of Company financial statements included in SEC Forms 10-Q during the year.

    Tax Planning and Compliance Fees represent domestic and international income tax planning, compliance and audit assistance, expatriate and executive tax work, and tax work related to foreign entity statutory audits.

    Financial Information Systems Design and Implementation Fees represent amounts paid for work on general ledger and related systems used in creating the Company's financial statements. Anheuser-Busch makes all project-related management and operating decisions on these projects. In October 2002, PricewaterhouseCoopers sold its systems consulting group to IBM. As a result, PricewaterhouseCoopers no longer provides systems related consulting services to Anheuser-Busch.

    All Other Fees include amounts paid for non-financial systems design, financial due diligence assistance, international compliance reporting, internal controls review, and audits of benefit plans.

    When considering matters that could bear on the independence of PricewaterhouseCoopers, the Committee takes into account both the nature of any potential work performed and the related fees. The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining PricewaterhouseCoopers' independence and has concluded that it is compatible. Recurring, non-audit fees include financial due diligence assistance, tax planning and compliance fees, foreign statutory audits, benefit plan audits and financial, systems and operational control reviews.

    The Committee therefore aggregates all audit-related and recurring, non-audit costs when evaluating the potential impact of PricewaterhouseCoopers fees for discretionary projects on auditor independence. For its evaluation purposes, the Committee categorized 2002 fees paid to PricewaterhouseCoopers as follows ($ in Millions):

Audit and Recurring Non-Audit Fees..........................  $ 6.9
Financial Information System Design and Implementation
  Fees......................................................    2.6
Non-Financial Systems Design Fees...........................     .8
                                                              -----
Total PricewaterhouseCoopers Fees...........................  $10.3
                                                              =====

                          EXECUTIVE COMPENSATION
                     REPORT OF THE EXECUTIVE SALARIES
                     AND STOCK OPTION PLANS COMMITTEE

    The Executive Salaries and Stock Option Plans Committee has the responsibility of recommending to the Board of Directors appropriate salaries and other compensation for executive officers, administering the Officer Bonus Plan, and administering the Company's stock option program. The Committee consists entirely of independent directors.

COMPENSATION PHILOSOPHY

    The Committee adheres to several guiding principles in carrying out its responsibilities:

    * Total compensation should reward individual and corporate performance and provide incentive for enhancement of shareholder value.

    * Anheuser-Busch provides a base salary that will maintain its competitive market position. The Company offers an annual bonus opportunity that aligns corporate objectives and performance with individual achievements. Anheuser-Busch utilizes stock options to foster a long-term perspective aligned with that of the shareholders.

    * Compensation plans should be simple and easily understood. Executives must clearly understand variable compensation opportunities and how to earn variable rewards.

    * The Anheuser-Busch program should reflect competitive levels of fixed and variable compensation. An external compensation consultant annually reports to the Committee on the competitive mix of base, bonus, and long-term incentives for a comparator group of national and local companies.

2002 COMPENSATION

    The Committee considers several factors when determining compensation for executive officers, including the Chief Executive Officer:

    * OVERALL COMPANY PERFORMANCE. In addition to their current knowledge of Company operations through participation at regular Board meetings, the Committee specifically looked at annual and long term sales, earnings, and cash flow growth; market share gains; return to shareholders (see chart on page 24); progress toward long-term objectives; individual divisional results as appropriate; and various qualitative factors relating to Company performance. There is no set weighting of these variables as applied to individual executive positions.

    * INDIVIDUAL PERFORMANCE. The Committee considers, in addition to business results, the executive's achievement of various other managerial objectives and personal development goals.

    * COMPETITIVE COMPENSATION. The Committee is provided a report from a compensation consulting firm which details Anheuser-Busch compensation practices relative to a comparable group of 19 companies. This group is comprised of large national consumer goods companies as well as several large St. Louis-based corporations. The companies in the sample are chosen in consultation with the consulting firm to be representative of the types of companies Anheuser-Busch competes with for executive talent. The report reviews base salary, annual bonus, and long-term incentive awards for the CEO and other officer positions with responsibilities that are comparable across the group. The consulting firm believes, and the Committee concurs, that this sample of benchmarks not only provides guidance for specific positions, but also is indicative of overall Company pay practices when viewed in the aggregate.

    * TARGETED COMPENSATION. Total compensation for executive officers including the CEO is targeted at a market level which approximates the median of the sample group of comparable companies for base salary and bonus and the top quartile for long-term incentives after adjusting for the different magnitude of sales for each company, using a method called regression analysis. An executive's compensation is considered to be at the market level if it is within (+-)20% of the targeted compensation. Actual compensation may vary from the targeted compensation based on the Committee's subjective evaluation of the Company's financial performance and the individual's performance. In light of the Company's strong 2002 performance and Mr. Stokes' contribution to that strong performance, Mr. Stokes' total compensation for 2002 was in the top quartile for total compensation compared to his peers from the comparison group.

SALARY:

    The Company does not have an employment agreement with Mr. Stokes or any of its other executive officers. In setting base salaries the Committee generally considers the overall financial performance of the Company during the prior year, particularly beer sales volume and market share performance, gross and operating margin trends, earnings and cash flow per share growth, returns on capital and equity, and total returns to shareholders. Actual salary determination is subjective in that there are no specific weightings for the variables considered. Mr. Busch III's 2002 base salary of $1,200,000 was at the market level of salaries for CEOs in the comparable group of companies. In July 2002, the Board of Directors named Mr. Stokes President and Chief Executive Officer, replacing Mr. Busch III as Chief Executive Officer. Mr. Busch III remains Chairman of the Board. In July, Mr. Busch III's salary was reduced to $600,000. Mr. Stokes' 2002 base salary of $1,325,000 was at the market level of salaries for CEOs in the comparable group of companies.

    Salaries for other executive officers were targeted at the market level where appropriate benchmarks were available. Actual 2002 salaries were within (+-)20% of the targeted salary and were determined by a subjective evaluation of responsibilities, individual performance, and to a lesser degree, length of service.

BONUS:

    2002 bonuses for Mr. Stokes, 13 other executive officers and 33 other officers were paid under the Officer Bonus Plan (the "Plan"), which was most recently reapproved by shareholders at the 2000 Annual Meeting. The Plan authorizes the Committee to establish programs that allow payment of cash bonuses to participants based on pre-established minimum performance goals for designated performance periods. Pursuant to the Plan, in February 2002 the Committee adopted the 2002 Officer Bonus Program ("2002 Program"), which established a minimum performance goal and a formula for determining a maximum bonus pool, both of which were based on pretax earnings of the Company for 2002 after adjustments for certain items. The Committee also determined a bonus formula for allocating the pool among the participants in which amounts for participants were expressed as a percentage of the total pool.

    In February 2003 the Committee certified that the 2002 performance goal was met and approved individual bonuses. The Company achieved record sales and earnings in 2002. In view of this, the Committee, through the exercise of discretion and after taking into consideration individual performance and targeted compensation levels, approved bonus payments that were generally at the market levels, but less than the maximum available in the bonus pool. Due to regulations of the Internal Revenue Service and provisions of the Plan and 2002 Program, any adjustments to the bonuses for the participating executives named in the summary compensation table on page 23 could only be reductions from the amounts determined by formula. Bonuses for other participants were determined after subjectively taking into consideration individual performance toward corporate or divisional objectives. Mr. Stokes' 2002 bonus was $3,100,000.

LONG-TERM INCENTIVES:

    Stock options are the Company's only long-term incentive. Stock option awards are made to approximately 2,700 middle and upper level managers, including Mr. Stokes and the other executive officers. The size of awards is subjectively determined by the Committee based on position, responsibilities, and individual performance, subject to plan limits. In 2002, the Committee granted Mr. Stokes options for 1,354,200 shares under the 1998 Incentive Stock Plan.

POLICY ON DEDUCTIBILITY OF COMPENSATION EXPENSES

    The Company is not allowed a deduction for certain compensation paid to certain executive officers in excess of $1 million, except to the extent such excess constitutes performance-based compensation. The Committee considers its primary goal is to design compensation strategies that further the best interests of the Company and its shareholders. To the extent they are not inconsistent with that goal, the Committee will attempt where practical to use compensation policies and programs that preserve the tax deductibility of compensation expenses.

    Stock options granted under the 1998 Incentive Stock Plan and bonuses paid to selected executive officers pursuant to the Officer Bonus Plan are designed to qualify as performance-based compensation.

                        Executive Salaries and Stock Option Plans Committee
                                Bernard A. Edison (Chair)
                                Vernon R. Loucks, Jr.
                                Vilma S. Martinez
                                William Porter Payne

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All members of the Executive Salaries and Stock Option Plans Committee are independent, non-employee directors.

    Mr. Busch III served on the Human Resources Committee of SBC
Communications Inc. during 2002 and until March 1, 2003. He no longer serves on that committee. Mr. Whitacre, an executive officer of SBC Communications Inc., is a Director of the Company.

SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                         ANNUAL COMPENSATION(1)                COMPENSATION
                             -----------------------------------------------   ------------
                                                                                AWARDS OF      ALL OTHER
                                                              OTHER ANNUAL        STOCK       COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTIONS (#)       ($)(2)
---------------------------  ----  ----------   ---------   ----------------   ------------   ------------
P. T. Stokes                 2002  1,325,000    3,100,000        16,060         1,354,200       131,028
  President and Chief        2001  1,058,000    2,200,000        43,662         1,354,200       103,438
  Executive Officer          2000    900,000    2,000,000        19,506           750,000        80,264

A. A. Busch III              2002    900,000    2,700,000        40,972         1,000,000       131,593
  Chairman of the Board      2001  1,176,000    3,300,000       127,811         1,083,400       136,466
                             2000  1,152,600    3,000,000        37,944           900,000       121,163

A. A. Busch IV               2002    600,000      700,000        11,875           500,000        53,228
  Vice President             2001    510,000      565,000        32,981           216,700        40,107
  and Group Executive        2000    440,000      515,000        10,675           150,000        28,308

W. R. Baker                  2002    530,000      625,000        11,126           300,000        58,742
  Vice President and         2001    500,000      550,000         7,977           270,900        51,482
  Chief Financial Officer    2000    475,000      500,000         8,705           250,000        42,234

S. K. Lambright              2002    540,000      550,000        13,609           225,000        67,273
  Group Vice President       2001    511,000      475,000        36,149           216,700        59,581
  and General Counsel        2000    470,000      475,000        13,050           200,000        49,037

--------
(1) Salary and bonus amounts include any amounts deferred under the Executive Deferred Compensation Plan.

(2) The 2002 amounts disclosed in this column include:

    (a) Company matching contributions and certain other allocations under certain defined contribution and deferred compensation plans of $110,148 for Mr. Stokes, $85,332 for Mr. Busch III, $50,250 for
        Mr. Busch IV, $45,858 for Mr. Baker and $46,771 for Mr. Lambright.

    (b) Payments in connection with life and accidental death insurance coverage of $20,880 for Mr. Stokes,
        $35,307 for Mr. Busch III, $2,978 for Mr. Busch IV, $12,884 for Mr. Baker and $12,654 for
        Mr. Lambright.

    (c) Payment of director fees from subsidiary or affiliated companies of $10,953 for Mr. Busch III and
        $7,848 to Mr. Lambright.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
               ANHEUSER-BUSCH COMPANIES, INC., S&P 500 INDEX
                        AND RUSSELL TOP 200 INDEX**
                            (12/31/97-12/31/02)

                                  [GRAPH]

                                              1997         1998         1999         2000         2001         2002
               Anheuser-Busch                $100.0       $152.2       $167.1       $218.1       $220.1       $239.2
               S&P 500                        100.0        128.5        155.5        141.4        124.6         97.2
               Russell Top 200 Index          100.0        134.0        163.2        143.4        122.5         93.9

--------
*   Assumes $100 invested on December 31 of first year of chart in Anheuser-Busch Companies, Inc. Common
    Stock, S&P 500 Index and Russell Top 200 Index and that all dividends were reinvested.

**  Because only one of the other two leading domestic brewers is independent and domestically based, the
    Company has elected to compare shareholder returns with the Russell Top 200 Index. This Index is comprised of the 200 largest publicly held United States companies, including Anheuser-Busch, based on market capitalization.

*** Compound Annual Growth Rate.

OPTION GRANTS IN 2002
                                                                                 POTENTIAL REALIZABLE VALUE AT
                                                                                    ASSUMED ANNUAL RATES OF
                                                                                   STOCK PRICE APPRECIATION
                                     INDIVIDUAL GRANTS(1)                             FOR OPTION TERM(2)
                       ------------------------------------------------    -----------------------------------------
                                     % OF TOTAL
                        NUMBER OF     OPTIONS
                       SECURITIES     GRANTED
                       UNDERLYING        TO       EXERCISE
                         OPTIONS     EMPLOYEES     PRICE     EXPIRATION
      NAME             GRANTED (#)   IN 2002(3)    ($/SH)       DATE       0%(4)         5%                10%
      ----             -----------   ----------   --------   ----------    -----         --                ---
P. T. Stokes.........   1,354,200       9.57       49.91      11/26/12      $0     $    42,505,807   $   107,718,060
A. A. Busch III......   1,000,000       7.07       49.91      11/26/12       0          31,388,131        79,543,686
A. A. Busch IV.......     500,000       3.53       49.91      11/26/12       0          15,694,065        39,771,843
W. R. Baker..........     300,000       2.12       49.91      11/26/12       0           9,416,439        23,863,106
S. K. Lambright......     225,000       1.59       49.91      11/26/12       0           7,062,329        17,897,329
All Shareholders.....     N/A          N/A         N/A          N/A          0      26,717,577,107    67,707,585,523
All Employee
  Optionees..........  14,084,641      100.0       49.91      11/26/12       0         442,090,557     1,120,344,261
Employee Optionee
  Gain as % of All
  Shareholders Gain..     N/A          N/A         N/A          N/A        N/A                 1.7%              1.7%

--------
(1) All options granted to the named officers were granted on November 27, 2002. The options become exercisable in three equal parts on the first, second, and third anniversaries of the grant date;
    however, the Stock Option Plans Committee is authorized to accelerate exercisability at any time, and acceleration occurs automatically in the event of the optionee's death, disability, or retirement (under certain circumstances), or if certain events occur which would result in a change in control of the
    Company. The one-third of the 2002 grant which normally would become exercisable on November 27, 2003 was made eligible for earlier vesting if transferred in gifts to certain family members, trusts, or partnerships. A tax payment feature allows the use of option stock to pay the withholding taxes related to an option exercise. The number of options granted with the tax payment feature in 2002 to the named officers were: Mr. Stokes, 1,352,197; Mr. Busch III, 997,997; Mr. Busch IV,497,997; Mr. Baker, 297,997;
    and Mr. Lambright, 222,997.

(2) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the
    Company's stock price. Potential realizable values for all shareholders are based on 851.2 million shares outstanding at November 30, 2002 and a per share price of $49.91, which represents the fair market value of the Company's stock on the date of the grants.

(3) Based on 14,084,641 options granted to 2,691 employees during 2002.

(4) No gain to the optionees is possible without an increase in stock price, which will benefit all shareholders commensurately. A zero percent stock price appreciation will result in zero dollars for the optionee.

AGGREGATED OPTION EXERCISES IN 2002 AND 2002 YEAR-END OPTION VALUES

                                                                                    NUMBER OF          VALUE OF
                                                                                   SECURITIES         UNEXERCISED
                                                                                   UNDERLYING        IN-THE-MONEY
                                                                                   UNEXERCISED        OPTIONS AT
                                                                                   OPTIONS AT          12/31/02
                                                                                  12/31/02 (#)         ($)(1)(2)
                                              SHARES                              ------------       ------------
                                           ACQUIRED ON            VALUE           EXERCISABLE/       EXERCISABLE/
     NAME                                  EXERCISE (#)      REALIZED ($)(1)      UNEXERCISABLE      UNEXERCISABLE
     ----                                  ------------      ---------------      -------------      -------------
P. T. Stokes.........................         386,904          13,471,378           2,373,748/        29,470,475/
                                                                                    2,507,000          4,911,232

A. A. Busch III......................       1,001,045          31,009,760           2,809,597/        30,916,150/
                                                                                    2,022,266          3,929,127

A. A. Busch IV.......................          50,000           1,405,625             442,234/         4,808,292/
                                                                                      694,466            785,895

W. R. Baker..........................          56,664           2,056,684           1,209,795/        22,718,807/
                                                                                      563,933            982,464

S. K. Lambright......................         267,324           9,040,037             785,568/        10,980,603/
                                                                                      436,132            785,895

--------
(1) Value before income taxes payable as a result of exercise.

(2) Based on the average of the high and low price of the Company's common stock on the New York Stock
    Exchange--Composite Transactions for 12/31/02 ($48.3850).


PENSION PLANS TABLE
                                                        YEARS OF SERVICE
                             -----------------------------------------------------------------------
   ELIGIBLE REMUNERATION        5          10          15           20           25       30 OR MORE
   ---------------------        -          --          --           --           --       ----------

     $  500,000............  $ 41,667   $ 83,333   $  125,000   $  166,667   $  208,333   $  250,000
      1,000,000............    83,333    166,667      250,000      333,333      416,667      500,000
      1,500,000............   125,000    250,000      375,000      500,000      625,000      750,000
      2,000,000............   166,667    333,333      500,000      666,667      833,333    1,000,000
      2,500,000............   208,334    416,667      625,000      833,333    1,041,667    1,250,000
      3,000,000............   250,000    500,000      750,000    1,000,000    1,250,000    1,500,000
      3,500,000............   291,667    583,333      875,000    1,166,667    1,458,333    1,750,000
      4,000,000............   333,333    666,667    1,000,000    1,333,333    1,666,667    2,000,000
      4,500,000............   375,000    750,000    1,125,000    1,500,000    1,875,000    2,250,000
      5,000,000............   416,668    833,334    1,250,000    1,666,666    2,083,334    2,500,000
      5,500,000............   458,333    916,667    1,375,000    1,833,333    2,291,667    2,750,000

     The Pension Plans Table above shows a range of estimated total annual normal retirement pension benefits from qualified and non-qualified defined benefit pension plans for employees who have the years of credited service shown at retirement, and whose eligible remuneration is as shown. The eligible remuneration used to compute actual pension benefits would be the highest sum, for the calendar year of retirement or any of the four preceding calendar years, of the employee's annual base salary as of January 1 of such year plus the bonus earned during the prior calendar year. An employee's accrued annual pension will not be reduced after age
55. Voluntary deferrals of salary or bonus for any year under the Executive Deferred Compensation Plan are included for the year of deferral in this determination. The table shows the benefit payable at normal retirement age
(65), payable in the form of a life annuity with ten years of guaranteed payments. This is subject to actuarial adjustment for an employee who retires after age 65. Amounts shown do not reflect the applicable deduction for Social Security benefits.

    Years of credited service, to the nearest year, and compensation covered by the pension plans for executive officers named in the Summary Compensation Table are as follows: Mr. Stokes--34 years and $4,491,250;
Mr. Busch III--45 years and $4,500,000; Mr. Busch IV--16 years and $1,500,000; Mr. Baker--32 years and $1,185,000; and Mr. Lambright--25 years and $1,120,000.

CHANGE IN CONTROL ARRANGEMENTS

    An employee who is involuntarily terminated within three years after a change in control receives an additional five years of age and service in the calculation of the annual pension benefit under the Company's tax-qualified pension plan. The minimum increase in benefits under this provision is 15%.

    Under the Company's plans which are not tax-qualified, vesting and payment of the benefits are accelerated upon a change in control. If special additional tax were imposed on a participant as to such benefits on account of a change in control, the participant's benefits would be increased to the extent required to put the participant in the same position after payment of the special tax as if the special tax had not been imposed.

NEW PLAN BENEFITS--2003

    The following chart presents the benefits or amounts that will be received by or allocated to each of the following groups for the calendar year 2003, to the extent that these benefits or amounts are determinable.

                           STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

NAME AND PRINCIPAL POSITION                                   DOLLAR VALUE     NUMBER OF UNITS
---------------------------                                   ------------     ---------------
P. T. Stokes................................................      N/A                N/A
    President and Chief
    Executive Officer

A. A. Busch III.............................................      N/A                N/A
    Chairman of the Board

A. A. Busch IV..............................................      N/A                N/A
    Vice President and
    Group Executive

W. R. Baker.................................................      N/A                N/A
    Vice President and
    Chief Financial Officer

S. K. Lambright.............................................      N/A                N/A
    Group Vice President
    and General Counsel

Executive Officers as a Group...............................      N/A                N/A

Non-Executive Director Group (12 persons)...................      (1)             60,000(2)

Non-Executive Officer Employee Group........................      N/A                N/A

--------
(1) The dollar value of the options expected to be granted in 2003 can not be determined. The options will be granted on May 1, 2003 with an exercise price equal to the market price of the Company's common stock on the date of grant.

(2) Each non-employee director will receive a grant of 5,000 options or SARs.

                         EQUITY COMPENSATION PLANS

    The following table sets forth, for the Company's equity compensation plans, the number of outstanding option grants under such plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for issuance under such plans, all as of December 31, 2002.

                                                                                    NUMBER OF SHARES OF
                                                                                  COMMON STOCK REMAINING
                                                                               AVAILABLE FOR FUTURE ISSUANCE
                                NUMBER OF SHARES OF                              UNDER EQUITY COMPENSATION
                             COMMON STOCK TO BE ISSUED    WEIGHTED-AVERAGE      PLANS (EXCLUDING SHARES TO
                                 UPON EXERCISE OF         EXERCISE PRICE OF     BE ISSUED UPON EXERCISE OF
       PLAN CATEGORY            OUTSTANDING OPTIONS      OUTSTANDING OPTIONS       OUTSTANDING OPTIONS)
       -------------         -------------------------   -------------------   -----------------------------
Equity compensation plans
  approved by security
  holders(1)...............         73,784,610                 $38.32                   13,881,035

Equity compensation plans
  not approved by security
  holders(2)...............            328,660(3)               41.39(4)                 1,223,669(5)
                                    ----------                 ------                   ----------

Total......................         74,113,270                  38.33                   15,104,704

--------
(1) The 1989 Incentive Stock Plan and the 1998 Incentive Stock Plan.

(2) The Stock Plan for Non-Employee Directors (which is being submitted to shareholders for approval at the
    Annual Meeting) and the Global Employee Stock Plan.

(3) 219,663 shares are attributable to options outstanding under the Stock Plan for Non-Employee Directors and 108,997 are attributable to the Global Employee Stock Plan.

(4) The weighted-average exercise price of options outstanding under the Stock Plan for Non-Employee
    Directors is $41.68; the weighted-average purchase price of stock options outstanding under the Global
    Employee Stock Plan is $42.39.

(5) 354,000 shares of common stock are attributable to the Stock Plan for Non-Employee Directors and 869,669
    are attributable to the Global Employee Stock Plan.

STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

    The Stock Plan for Non-Employee Directors is described at page 16.

GLOBAL EMPLOYEE STOCK PLAN

    The Anheuser-Busch Global Employee Stock Plan ("Global Plan") authorizes the Company to issue up to 1,000,000 shares of common stock to permanent employees of the Company and its subsidiaries located outside of the United States who elect to participate. The Global Plan is designed to encourage savings and ownership of Company shares, and was begun in 1999. Under the Global Plan, participants elect to have a portion of their cash compensation withheld in special savings accounts each payroll period. Each year, generally on March 1, each participant is offered up to 100 shares at the market price on the offer date. If the market price later rises above the fixed offer price, the offer may be accepted for up to three years from the offer date. If accepted, payment for the shares purchased must come from the participant's special savings account and no other source. A participant may sell purchased shares on designated sale dates. If a participant retains purchased shares in his or her account for at least two years, the Company awards additional shares based on the number of retained shares; the amount of additional shares ranges from 10% to 50%, depending on the Company's business performance. Participants generally may elect to reinvest dividends on purchased shares, but reinvestment shares are not entitled to additional awards.

  OTHER RELATIONSHIPS INVOLVING DIRECTORS, OFFICERS, OR THEIR ASSOCIATES

    In 1993, pursuant to an investment agreement, the Company purchased equity securities of Grupo Modelo, S.A. de C.V., Mexico's largest brewer ("Grupo Modelo"), and of Diblo, S.A. de C.V., the operating subsidiary of Grupo Modelo ("Diblo"). The Company subsequently exercised options obtained by it under the investment agreement to acquire additional equity securities of Grupo Modelo and Diblo and now holds a 50.2% direct and indirect interest in Diblo. The Company does not have voting or other effective control in either Grupo Modelo or Diblo. Carlos Fernandez G. is Vice Chairman of the Board of Directors and Chief Executive Officer of Grupo Modelo. Pursuant to the investment agreement, the Company agreed to use its best efforts to maintain on its Board of Directors a designee of the controlling shareholders of Grupo Modelo and Diblo as long as the Company or one of its subsidiaries owns ten percent or more of the outstanding capital stock of Grupo Modelo. Mr. Fernandez is that designee.

    August A. Busch III is the father of August A. Busch IV, an executive officer of the Company. Another son of Mr. Busch III, Steven A. Busch, is employed by the Company as Executive Assistant to the Chairman of the Board, for which he received cash compensation of $156,800 for 2002. Two sons of Patrick T. Stokes, David Stokes and Michael Stokes, are employed by the Company's wholly-owned subsidiary, Anheuser-Busch Incorporated, as Marketing Director, Western Region and Senior Manager of Key Accounts, respectively. For 2002, Michael Stokes received cash compensation of $100,120. David Stokes began his employment in August 2002 and his cash compensation for the partial year was $52,083. Daniel Kloth, a son of Donald W. Kloth, an executive officer of the Company, is employed by the Company as a Purchasing Manager for which he received cash compensation of $98,572 for 2002.

    The Company leases approximately 209 acres located in St. Louis County, Missouri and certain other property, in part from a trust established for the benefit of certain heirs of the late August A. Busch, Jr. and in part from Grants Farm Manor, Inc., a corporation owned by Andrew Busch, a son of August A. Busch, Jr. August A. Busch III and his children have no financial interest in the leases. The Grant's Farm facility (under lease from the trust) is used extensively by the Company for advertising and public relations purposes, for public tours, and for corporate entertaining. Grant's Farm is one of St. Louis' most popular tourist attractions. The lease arrangements for Grant's Farm require the Company to pay a fixed annual rent and a percentage of income generated from on-site concession operations. The lease arrangements with Grants Farm Manor, Inc. are for the housing and breeding of the Company's Clydesdale horses. The Company is required to reimburse maintenance and certain other expenses associated with each of the leased properties. The Company has certain rights of first refusal and other limited purchase rights relating to the Grant's Farm land and some of the leased personal property, and to a private residence situated within the leased premises and certain personal property associated with the residence. For the year 2002, the Company paid in the aggregate $2,585,708 under these lease arrangements.

    Anheuser-Busch, Incorporated ("ABI") has agreements with Southern Eagle Distributing, Inc. ("Southern Eagle"), Tri-Eagle Sales, City Beverage, L.L.C., and Classic Eagle Distributing, L.L.C. ("Classic Eagle") for the distribution of malt beverage products in Fort Pierce, Florida, Tallahassee, Florida, Kent, Washington and Lawrence and Leavenworth, Kansas, respectively. Peter William Busch, a half brother of Mr. Busch III, is the President and majority owner of Southern Eagle. Southern Eagle purchased $31,884,485 of products from ABI during 2002. Tri-Eagle Sales is owned by Tripp and Susan Busch Transou, the son-in-law and daughter of Mr. Busch III. Tri-Eagle Sales purchased $25,136,350 of products from ABI during 2002. Steven Knight, the son of Charles F. Knight, a director of the Company, is the majority owner of City Beverage, L.L.C., which purchased $17,611,603 of products from ABI during 2002. Classic Eagle, which is owned by Stephen K. Lambright, Jr., the son of Stephen K. Lambright, an executive officer of the Company, and another individual purchased $8,783,743 of products from ABI during 2002. These distribution agreements are ABI's standard distribution agreements.

    James R. Jones, a director of the Company, is Senior Counsel of Manatt, Phelps and Phillips, a law firm that provided legal services to the Company during 2002 in an amount of $7,220. Mr. Jones has a consulting and indemnification agreement in his individual capacity with the Company relating to his service on the Board of Directors of Grupo Modelo. During 2002, Mr. Jones was paid $49,958 pursuant to this agreement.

    Ginnaire Rental, Inc. ("Ginnaire"), a corporation wholly owned by Mr. Busch III, leases aircraft to the Company for business use. For 2002, the Company paid $695,561 to Ginnaire pursuant to the lease agreements. The leasing fees are an hourly rate intended to reimburse Ginnaire for the pro rata share of maintenance costs, engine reserves and aircraft insurance, plus excise and use taxes attributed to the Company's actual use of the aircraft, without mark-up.

    In the opinion of the Company's Business Practices Committee and the Board's Conflict of Interest Committee, the terms and conditions of the foregoing transactions are at least as favorable to the Company and its subsidiaries as those which would be available from unrelated parties for comparable transactions.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of common stock of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Copies of those reports must also be furnished to the Company.

    Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during the preceding year all filing requirements applicable to executive officers and directors have been complied with.

                               OTHER MATTERS

    The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage, and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. In addition, to assist in the solicitation of proxies from brokers, bank nominees, and other institutional holders and from other stockholders, the Company has engaged
D. F. King & Co., Inc. for a fee not to exceed $11,000 plus out-of-pocket expenses. Solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone.

St. Louis, Missouri
March 11, 2003

                                                                 APPENDIX A

                      CORPORATE GOVERNANCE GUIDELINES
                      ANHEUSER-BUSCH COMPANIES, INC.

ROLE OF THE BOARD OF DIRECTORS

    The Board of Directors selects and supervises the officers of the Company in the interest and for the benefit of the stockholders. The Board of Directors has delegated to the Chief Executive Officer, together with the other officers of the Company, the authority and responsibility for managing the business of the Company under the direction of the Board. Each director is expected to spend the time and effort necessary to properly discharge the director's responsibilities.

COMPOSITION OF THE BOARD OF DIRECTORS

1. Size of Board of Directors

    The Corporate Governance Committee makes recommendations to the Board of Directors concerning the appropriate size of the Board of Directors. The Board of Directors believes that the quality of the individuals serving on the Board of Directors and the overall balance of the Board of Directors is more important than the number of members.

2. Board Membership Criteria

    The Board of Directors is responsible for nominating individuals for election to the Board of Directors by the stockholders and for appointing individuals as directors between annual meetings of the stockholders. The Corporate Governance Committee identifies, reviews and makes recommendations concerning potential members of the Board of Directors.

    The Board seeks members from diverse business and professional backgrounds with outstanding integrity, achievement and judgment and such other skills and experience as will enhance the Board's ability to serve the long-term interests of the stockholders. The Board will evaluate each individual in the context of the entire Board of Directors with the objective of assembling a Board of Directors that can best perpetuate the success of the Company and promote the interests of stockholders. Annually (or more often, if necessary), the Corporate Governance Committee reviews the qualifications and backgrounds of the directors and makes recommendations to the Board as to the directors to be nominated for election by the stockholders at the next annual meeting or to be appointed as directors between annual meetings of the stockholders.

3. Selection of Chairman

    The Board of Directors annually selects a Chairman from among the directors. The Board of Directors has concluded that the decision as to whether the offices of the Chief Executive Officer and the Chairman should be separate should be based upon the determination of the Board of Directors as to which approach best serves the interests of the Company at the time.

4. Term Limits

    The Board does not believe that it should establish term limits for directors. Term limits would deprive the Company of the knowledge and expertise developed by directors from extended service on the Board of Directors.

5. Retirement of Board Members

    The policy of the Board of Directors is that it will not nominate any individual for election as a director by the stockholders or appoint any individual as a director if such person is 72 years or older, subject to the following exception. Individuals who have served as directors of the Company or its predecessor since 1971 may continue to be nominated until they reach the age of 75. August A. Busch III is the only remaining director to which this exception is applicable.

6. Directors Who Change Their Present Job Responsibility

    The Board of Directors does not generally believe that directors who retire or significantly change the position they held when they became a member of the Board should leave the Board of Directors. However, upon any such event, the Corporate Governance Committee will review the appropriateness of continued service on the Board of Directors by that director.

7. No Specific Limitation on Other Board Service

    The Board of Directors does not believe that its members should be prohibited from serving on boards and committees of other organizations, and the Board has not adopted any guidelines limiting such activities. Each director is expected to ensure that other commitments do not interfere with the director's discharge of his or her duties. Directors are expected to inform the Chairman of the Board and the Chairman of the Corporate Governance Committee upon becoming a director of any other public company or becoming a member of the audit committee of any other public company. The Corporate Governance Committee and the Board of Directors will take into account the nature and extent of an individual's other commitments when determining whether it is appropriate to nominate such individual for election or appoint such individual as a director.

8. Director Orientation and Continuing Education

    The Company shall conduct an orientation program for newly elected or appointed directors on subjects that will assist them in discharging their duties. The Board of Directors and the Company's management shall develop and implement a continuing education program for directors to assist them in discharging their duties.

INDEPENDENCE CRITERIA

    A director is determined to be independent if the Board of Directors has determined that the director has no material relationship with the Company.

    The Board of Directors has established the following categorical standards in connection with determining the independence of directors:

    * A director will not be considered to be independent if, during the past five years, the Company has employed the director or (except in a non-officer capacity) any of the director's immediate family.

    * A director will not be considered to be independent if, during the past five years, the director has been employed by (or affiliated with) the Company's present or former independent accountants or any of the director's immediate family members have been so employed or affiliated (except in a non-partner capacity not involving the Company's business).

    * A director will not be considered to be independent if, during the past five years, either the director, or any of the director's immediate family members, has been part of an "interlocking directorate" in which an executive officer of the Company serves on the compensation (or equivalent) committee of another company that employs the director.

    * A director will not be considered to be independent if the director is a partner, stockholder, or officer of a company or firm that provides significant consulting, legal, or financial advisory services to the Company. For purposes of this categorical standard, a company or firm will be considered to provide non-significant services if the fees represent less than (i) 1% of the company's or firm's gross revenues for its last full fiscal year and (ii) 1% of the Company's gross revenues for its last full fiscal year.

    * A director's independence will not be considered to be impaired if the director or any immediate family member of the director is employed by (or affiliated with) a non-significant supplier or customer of the Company. For the purposes of this categorical standard, a supplier or customer will be considered non-significant if its sales to, or purchases from, the Company represent less than
      (i) 1% of the gross revenues of the customer or supplier for its last full fiscal year and (ii) 1% of the Company's gross revenues, for its last full fiscal year.

    * A director's independence will not be considered to be impaired if the director is an employee, officer, or director of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through its foundation, no more than $200,000 per annum or 5% of the organization's gross revenues for its last full fiscal year (whichever is greater).

    * A director's independence will not be considered to be impaired if the director receives fees for service as the Company's representative on the board of directors of subsidiary or affiliated companies.

    An individual will be considered to be affiliated with a corporation or other entity, if that individual controls, is controlled by or is under common control with the corporation or other entity.

    The Board of Directors will determine the independence of any director with a relationship to the Company that is not covered by the above standards.

BOARD MEETINGS

1. Frequency of Meetings

    The Board of Directors determines its schedule of board meetings each year. The current schedule is for nine regular meetings each year. A director is expected to regularly attend meetings of the Board and of the committees on which the director serves, and to review materials distributed in advance of meetings.

2. Selection of Agenda Items

    The Chairman of the Board of Directors establishes the agenda for each meeting. Each member of the Board may suggest additional items for the agenda.

3. Distribution of Materials

    The minutes of the prior Board meeting, an agenda for the forthcoming meeting, and selected Company financial information are distributed to Board members in advance of the meetings.

4. Attendance of Non-Directors

    From time to time the Company requests retired directors to continue to attend Board meetings as advisory directors for the two years following their retirement so that the Company can continue to benefit from their experience and advice. Advisory directors do not vote. The Board believes that attendance by senior management of the Company at Board meetings is beneficial.

5. Access to Management and Advisers

    Board members shall have unrestricted access to management of the Company. The Board of Directors shall have the authority to retain independent legal, accounting or other consultants to advise the Board.

6. Separate Sessions of Non-Management Directors

    The non-management directors of the Company shall meet in regularly scheduled executive sessions without management no fewer than four times a year. The position of lead director at these meetings shall rotate annually among the independent directors.

DIRECTOR COMPENSATION

    The Company believes that the compensation paid to directors should be competitive and should encourage ownership of the Company's stock by directors. The Corporate Governance Committee shall periodically review the compensation paid to directors by the Company and make recommendations to the Board of Directors concerning such compensation.

    Employees of the Company serving as directors shall not receive any additional compensation for service on the Board of Directors.

BOARD COMMITTEES

1. Number and Names of Board Committees

    The Board of Directors shall establish committees from time to time to assist it in discharging its obligations. There are currently seven standing committees:

    Audit Committee
    Conflict of Interest Committee
    Corporate Governance Committee
    Executive Committee
    Executive Salaries and Stock Option Plans Committee
    Finance Committee
    Pension Committee

    Each committee shall have a written charter, adopted and periodically reviewed by the Board of Directors. The purpose and responsibility of each committee shall be described in its respective charter. After each of its meetings, the committee shall report on the meeting to the Board of Directors.

2. Independence of Committee Members

    The Audit, Corporate Governance, and Executive Salaries and Stock Option Plans Committees shall be composed entirely of independent directors. The membership of each committee and the compensation paid to the members of each committee will comply with the requirements of the law and the listing standards of the New York Stock Exchange.

3. Committee Agendas

    The Chairman of each committee, in consultation with appropriate members of management, establishes the agenda for each meeting. Each member of the committee may suggest additional items for the agenda.

4. Assignment of Committee Members

    The Chairman of the Board, after consideration of the desires, experience and expertise of individual directors and in consultation with the Chairman of the Corporate Governance Committee, recommends to the Board of Directors the assignment of directors to the committees of the Board of Directors, including the chairmen of the committees. The Board of Directors annually appoints the chairmen and members to each committee.

    The Board of Directors does not favor mandatory rotation of committee assignments or chairmen. The Board of Directors believes that the knowledge and expertise developed by directors through extended service on a committee outweigh the benefits obtained through mandatory rotation.

PERFORMANCE EVALUATION; SUCCESSION PLANNING; STOCK OWNERSHIP BY EXECUTIVE
OFFICERS

1. Management Succession

    The Board of Directors plans for the succession to the position of Chief Executive Officer. To assist the Board of Directors, the Chief Executive Officer annually provides to the Board an assessment of the Company's executive officers and their potential to succeed him or her. The Chief Executive Officer also provides to the Board of Directors an assessment of persons considered potential successors to the other executive officers. In addition, the Chief Executive Officer prepares a short-term succession plan providing for temporary delegation of authority in the event the Chief Executive Officer becomes unexpectedly unable to perform his or her duties.

2. Evaluation

    Annually, the Corporate Governance Committee shall evaluate the performance of the Board of Directors and each committee thereof. Annually, the Executive Salaries and Stock Option Plans Committee shall evaluate the performance of the officers of the Company. The Corporate Governance Committee and the Executive Salaries and Stock Option Plans Committee shall discuss the results of their evaluations with the Board of Directors.

    Annually, the Corporate Governance Committee reviews the Corporate Governance Guidelines and recommends such changes to the Board of Directors as it determines to be necessary or appropriate.

3. Stock Ownership by Executive Officers

    The Board believes that the executive officers of the Company should have a significant investment in the common stock of the Company, in order to align their interests with those of the stockholders. Accordingly, the Board of Directors has established a policy that each executive officer should own common stock of the Company (including common stock credited in the executive officer's 401(k) account) with a market value of at least three times his or her base pay. An executive officer will be permitted three years to satisfy the requirement.

                                                                 APPENDIX B

                      ANHEUSER-BUSCH COMPANIES, INC.
                   STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

                      Effective Date: October 1, 1999

(Restated to reflect a 2-for-1 Stock Split effective September 18, 2000 and amendments effective February 28, 2001 and October 23, 2002)

1. PURPOSE

    The purpose of this Plan is to further align the financial interests of the Non-Employee Directors of Anheuser-Busch Companies, Inc. (the
"Company") with those of the Company's shareowners through the granting of options to purchase the Company's common stock to such Non-Employee Directors, and to help the Company attract and retain highly-qualified individuals to serve as directors.

2. ELIGIBILITY

    Participation in this Plan is limited to directors who are not employees of the Company, including both active and advisory directors ("Non-Employee Directors").

3. GRANTS

    (a) Annual Grants. On the effective date of this Plan and on the first business day of May in each year thereafter, each Non-Employee Director holding office on such date shall be granted 5,000 Options. The number of shares and Options to be granted each year shall be subject to adjustment pursuant to Section 7.

    (b) Options. Each "Option" granted under this Plan shall give the recipient the right to purchase one share of the Company's common stock, par value $1.00 per share ("Common Stock") at the price, and on the terms and conditions, set forth in this Plan, including in particular Sections 4 and 5.

    (c) Treasury Stock; Reservation. Only shares held in the Company's treasury may be issued upon exercise of Options. The Company shall reserve and set aside 600,000 treasury shares for that purpose, subject to adjustment as provided in Section 7. The Secretary shall count shares against the reserved number of treasury shares in any convenient, consistent manner selected by her.

    (d) Non-Stockholder Directors - SARs.

        (1) Notwithstanding Section 3(a), a person who is a Non-Stockholder Director on a grant date specified in Section 3(a) shall not receive Options, but instead shall receive 5,000 stock appreciation rights ("SARs") (subject to adjustment).

        (2) A "Non-Stockholder Director" is any Non-Employee Director who, on the date a grant of Options otherwise would be made to him or her, is not a stockholder and is permitted not to be a stockholder in accordance with Section 3:2 of the Company's By-Laws.

        (3) An "SAR" is an unsecured obligation of the Company to pay to the recipient the amount, if greater than zero, by which the Fair Market Value of a share of Common Stock (as defined in Section 4(b)) on the exercise date exceeds the base price of the SAR.

        (4) Each SAR grant shall be subject to the terms and conditions of this Section 3(d) and Section 5.

        (5) The base price of SARs shall be the same as the option price of Options granted on the same date.

        (6) SARs are subject to the same term, termination, vesting, transferability, and adjustment provisions as are Options granted on the same grant date, as provided in Sections 4(d), (e), (f), (g), (h),
    (j), and (k).

        (7) SARs may be exercised in the same manner as Options, except that no payment of any option price shall be required. Payment of SARs upon exercise shall be in cash unless the recipient and the

    Committee mutually agree to make such payment in shares of Common Stock. If payment is made in Common Stock, the shares so delivered shall be issued only from the treasury shares reserved in Section 3(c).

        (8) Dividends shall not accrue or be paid in respect of SARs, nor shall SARs confer any voting rights. If, while remaining a Non-Employee Director, any recipient of SARs ceases to be a Non-Stockholder Director, then such person's SARs shall be converted into Options unless the Committee determines in its discretion to cancel the conversion. Any such converted Options shall have the same price and other terms as if such person had been a Non-Employee Director who was not a Non-Stockholder Director at the grant date of the SARs.

    (e) Other Grants. In its discretion, the Committee or the Board may make a grant of Options (or SARs, if applicable) to any person who first becomes a Non-Employee Director by Board appointment rather than by shareholder election. Any such special grant may not exceed the annual limits set forth in Section 3(a), but may be less than those limits in the Committee's or Board's discretion.

    (f) Records. Each year, the Company shall notify each recipient of the amount and type of each grant. For each Non-Employee Director, the Secretary shall keep records showing the number of outstanding Options (or
SARs) granted to such Director along with their grant dates, option (or base) prices, vesting status, and other data deemed significant by the Secretary.

4. TERMS OF OPTIONS

    (a) General. Options shall be governed by this Plan, including in particular the terms and conditions of this Section 4 and Section 5. The acceptance of any Options by a Non-Employee Director constitutes his or her acceptance of the terms and conditions governing the Options.

    (b) Price. The option price per share of Common Stock shall be equal to "Fair Market Value" on the grant date, which is the average of the high and low sales prices quoted for the Company's Common Stock on the New York Stock Exchange Composite Tape or similar quotation service for that date.

    (c) Type. No Options shall be "incentive stock options" as defined in
Section 422 of the Internal Revenue Code of 1986, as amended.

    (d) Normal Term. Options shall expire if not exercised before the tenth anniversary of their grant date. Other provisions of this Plan may terminate or otherwise shorten the normal term; no provision of this Plan is intended to extend the normal ten-year term.

    (e) Normal Vesting. Each grant of Options shall become exercisable in three equal installments on the first three anniversaries of their grant date, unless accelerated in accordance with this Plan. Any fractions of an Option shall be allocated to earlier installments from later installments so that on any anniversary date only whole numbers of Options shall vest.

    (f) Discretionary Acceleration of Vesting. Options may be made exercisable in whole or part, for any individual or group of optionees, at any time after grant in the discretion of the Committee or the Board.

    (g) Acceleration Date. Options shall become exercisable automatically if and when an "Acceleration Date" occurs as defined in the Company's 1998 Incentive Stock Plan from time to time, or if and when an analogous change in control event occurs as defined in any successor to such Plan. Changes to the definition of "Acceleration Date" shall apply automatically and retroactively to all Options outstanding under this Plan until such time as an Acceleration Date occurs.

    (h) Effects of Other Events on Term and Vesting. The following events will affect the term and vesting of Options in the manner indicated:

        EVENT                          EFFECT ON TERM                           EFFECT ON VESTING
        -----                          --------------                           -----------------
Death                       Options may be exercised for 3 years       Options vest immediately upon death.
                            following death, and not afterward*.

Disability                  Options may be exercised for 1 year        Options vest immediately upon
                            following termination of                   Disability.
                            Non-Employee Director status due to
                            Disability, and not afterward*.

Retirement                  Options may be exercised for 5 years       Options vest immediately upon
                            following Retirement, and not              Retirement.
                            afterward*.

Removal for Cause           Unexercised Options terminate and          Not applicable (forfeiture applies
                            are forfeited immediately upon             to vested and unvested Options)
                            removal for cause; however, this
                            provision terminates and is of no
                            further effect after an Acceleration
                            Date occurs as provided in
                            Section 4(g).

Any other termination       Unvested, non-accelerated Options          Unvested Options become exercisable
of Non-Employee             terminate and are forfeited                if they have been outstanding at
Director status**           immediately; however, this provision       least six months and if termination
                            terminates and is of no further            of Non-Employee Director status
                            effect after an Acceleration Date          coincides with the normal end of his
                            occurs as provided in Section 4(g).        or her current term of office (i.e.,
                            Vested or accelerated Options may be       the Director does not stand for
                            exercised for 3 months following           re-election).
                            termination of Non-Employee Director
                            status, and not afterwards*.

--------
 * None of the post-event exercise periods shall extend the term beyond the normal ten years.

** If an optionee becomes an employee of the Company, then, for purposes of this Section 4(h) only, that optionee's "Non-Employee Director" status shall be deemed to continue as long as the optionee remains an active or advisory director of the Company. In that case, however, the optionee shall no longer be eligible for future grants under Section 3.

For purposes of this Plan:

    "Disability" means the condition of being disabled within the meaning of Section 422(c)(6) of the Internal Revenue Code of 1986, as amended.

    "Retirement" occurs if (A) a Non-Employee Director completes his or her term of office, does not stand for re-election by the shareholders as an active director, and is of an age which meets or exceeds the Board's then-current retirement age for active non-employee directors, and
(B) either he or she (i) is not appointed by the Board as an advisory director or (ii) later ceases to be an advisory director (regardless of the reason therefor). In the case of clause (ii), "Retirement" occurs when advisory director status terminates, not when active status terminated.

    "Removal for cause" means removal of a Non-Employee Director from office "for cause" within the meaning of Section 141(k) of the Delaware General Corporation Law or other applicable Delaware law.

    (i) Exercise and Payment of Option Price. Options may be exercised in whole or part (to the extent exercisable) by delivering to the Company a written exercise notice and payment of the option price. The option price may be paid in cash or shares of Common Stock previously owned. If Stock is used to pay the option price, such Stock shall be valued at its Fair Market Value on the exercise date, and the Secretary may require the delivery of stock certificates, stock powers, written instructions, and such other documentation as she deems appropriate to satisfy legal requirements and administrative needs.

    (j) Transferability. Options shall not be transferable except by will or the laws of descent and distribution. In the case of death, Options may be exercised by the optionee's "Post-Death Representatives," who are the executor or administrator of the optionee's estate or the person or persons to whom the optionee's rights to his or her Options under this Plan shall pass by his or her will or the laws of descent and distribution.

    (k) Capital Change. The option price and number of Options shall be adjusted as provided in Section 7 in the event of a stock split, stock dividend, or other capital change.

    (l) Non-Stockholder Status. If a participant becomes a Non-Stockholder Director after receiving one or more grants of Options, such Options shall be converted into SARs as if such participant had been a Non-Stockholder Director on the grant date.

    (m) No Rights as a Shareholder until Exercise. No optionee nor his or her executors or administrators, legatees, or distributees, as the case may be, shall have any of the rights of a shareholder with respect to shares of stock covered by his or her Options until shares of stock are issued to him, her, or them upon exercise of the Options.

5. TAXES

    If the Company is required to withhold or otherwise collect and remit taxes at the time of the exercise of Options, then the optionee shall pay such taxes to the Company in cash promptly after exercise. The Company may withhold delivery of option shares pending receipt of such tax amounts. In the case of SARs, the Company may elect to withhold any such required taxes directly from the amount otherwise owed to the recipient of the SARs.

6. REGULATORY COMPLIANCE AND LISTING

    The Company intends to register the issuance of the Common Stock upon exercise of Options under federal securities laws, and to qualify such Stock for exemption under applicable state securities laws. The issuance or delivery of any such shares under this Plan may be postponed by the Company for such period as may be required to comply with any applicable requirements under the Federal securities laws (including Rule 144), any applicable listing requirements of the New York Stock Exchange, Inc. or any other applicable securities exchange, or any requirements under any other law or regulation applicable to the issuance or delivery of such shares. Any stock certificates delivered to a recipient prior to the satisfaction of any such requirements shall bear an appropriate legend ensuring compliance with same. In no event will the Company be obligated to issue or deliver any shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

7. CHANGE IN CAPITALIZATION

    (a) In the event of a recapitalization or other substantial change in capitalization affecting the Company's Common Stock (other than a stock split or stock dividend described in Section 7(b)), an appropriate and proportionate adjustment shall be made by the Committee or Board:

        (1) to the number of treasury shares reserved for issuance under
    Section 3(c),

        (2) to the number and/or to the option prices or base prices of outstanding Options and SARs, and

        (3) to the number of Options and SARs which may be granted annually under Sections 3(a) and 3(d)(1) (respectively) of this Plan.

In the event of a spin-off, split-up, or other similar event, either the Committee or the Board may make such adjustment to Sections 3(a), 3(c) and 3(d)(1), and to the number and/or to the option prices or base prices of outstanding Options and SARs, as the Committee or Board deems appropriate and convenient, if material.

    (b) In the event that the Company's Common Stock is split or a dividend in respect of such Common Stock is paid in the form of additional shares of Common Stock, a numerically proportionate adjustment shall be made automatically:

        (1) to the number of treasury shares reserved for issuance under
    Section 3(c),

        (2) to the number and to the option prices or base prices of outstanding Options and SARs, and

        (3) to the number of Options and SARs granted annually under Sections 3(a) and 3(d)(1) of this Plan.

    (c) The Secretary of the Company shall cause this Plan to be appropriately revised to reflect any such automatic adjustments, and shall notify affected participants of any adjustments to their outstanding awards under this Plan.

    (d) The primary objective of all adjustments to outstanding Options and SARs shall be to avoid a material enlargement or dilution of the benefits represented by such awards.

8. ADMINISTRATION

    This Plan shall be administered by a committee (the "Committee") appointed by the Company's Board of Directors (the "Board") from time to time. Until changed by the Board, the initial Committee shall be the Executive Salaries Committee of the Board or its successor committee from time to time. This Plan and all actions taken under it shall be governed by the laws of the State of Delaware.

9. AMENDMENT

    The Board has the authority to amend or terminate this Plan at any time. Without the consent of the affected participant, no such amendment or termination shall affect previously granted Options or SARs except to shorten, lessen, or remove restrictions or to comply with applicable laws and regulations (including in particular Rule 16b-3 under the Securities Exchange Act of 1934, as amended). No Non-Employee Director shall have any right in or to Options or SARs (as applicable) prior to grant, nor any right to maintain this Plan's existence.

                                                                 APPENDIX C

                      ANHEUSER-BUSCH COMPANIES, INC.
                          AUDIT COMMITTEE CHARTER

OVERVIEW

    The Audit Committee of the Board of Directors assists the full Board in fulfilling its oversight responsibilities with respect to assuring that the Company maintains (1) appropriate financial accounting and management controls, (2) sound financial reporting practices, (3) appropriate and independent advice from its Independent Accountants, and (4) compliance with legal and regulatory requirements. The Audit Committee reports on these matters to the full Board regularly.

    The Audit Committee's role and proper functioning requires that it monitor, review and challenge management and the Independent Accountants. Although the Audit Committee will exercise the powers set forth in this Charter, it is the responsibility of management throughout the Company to ensure that overall controls are adequate to meet operating, financial and compliance objectives, and it is the responsibility of management and the Independent Accountants to plan and conduct audits, and to determine that the Company's financial statements are materially complete and accurate and are in accordance with U.S. generally accepted accounting principles.

    The Audit Committee assists the full Board in independently overseeing the performance of the internal and external audit functions to ensure adequate audit coverage is achieved. Specifically, the audit function is designed to ensure:

    * A system of internal controls is maintained throughout the Company which protects the assets of the Company and provides the proper authorization and recording of transactions such that the financial information is reliable and materially accurate; and

    * Financial statements present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company in accordance with U.S. generally accepted accounting principles.

MEMBERSHIP

    The Board of Directors shall appoint the Audit Committee members, all of whom shall be Directors, but none of whom may be officers or employees of Anheuser-Busch Companies, Inc. or any of its subsidiaries. All Audit Committee members shall meet the independence and experience requirements of the New York Stock Exchange (NYSE) and the U.S. Securities and Exchange Commission (SEC).

    The Audit Committee shall consist of not less than three members, including a Chairperson. A majority of the members of the Committee shall constitute a quorum. The Committee shall generally meet four times a year or at whatever more frequent interval is considered necessary or appropriate by the Committee in fulfilling its responsibilities. Audit Committee members should be objective in spirit and judgment, and willing to ask the right questions in order to obtain necessary facts and act accordingly. The Audit Committee shall conduct an annual evaluation of the Committee's performance.

RESPONSIBILITIES

 1.  Charter Review

     The Audit Committee shall reassess the adequacy of its Charter annually and recommend any proposed changes to the full Board for approval.

 2.  Selection of Independent Accountants

     The Audit Committee shall recommend to shareholders for approval the selection of the Company's Independent Accountants. The Committee shall have the sole authority to select, evaluate, and if necessary, replace the Independent Accountants. The Independent Accountants report directly to the Audit Committee.

 3.  Auditor Evaluation

     The Audit Committee shall evaluate and reach conclusions regarding the qualifications and independence of the Independent Accountants.

     The Audit Committee shall:

     * Receive and review information from the Independent Accountants on a periodic basis, including a formal written statement, pertaining to the Independent Accountants' independence, including matters required by Independence Standards Board Standard No. 1; discuss such information with the Independent Accountants; and take appropriate action as deemed necessary to satisfy itself of such independence.

     * Discuss annually with Independent Accountants a report outlining their internal quality control procedures, including material issues, if any, cited in the most recent quality-control review, whether an internal review or peer review. Also obtain and discuss a report pertaining to any investigation by governmental or professional authorities within the preceding five years concerning independent audits carried out by the firm, including resolution of any issues.

     * Review, in consultation with management, the terms of the engagement of the Independent Accountants, including the scope of their audit, proposed fees and personnel qualifications.

     * Pre-approve all services (and related fees) provided by the Company's Independent Accountants and prohibit the Independent Accountants from performing any service that is prohibited under NYSE or SEC auditor independence rules.

     * Discuss with the Independent Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, relating to the conduct of the audit.

     * Receive required communications from the Independent Accountants including, as necessary, information regarding the timetable for the rotation of partners under SEC requirements.

     * Discuss with the Independent Accountants the quality of the Company's financial accounting personnel, and any relevant recommendations of the Independent Accountants.

     * Establish clear hiring policies for employees and former employees of the Independent Auditor and monitor management's compliance with the policy.

 4.  Matters Pertaining to the General Auditor

     The Audit Committee shall review and make recommendations to the full Board regarding the overall activities of the General Auditor including:

     * Review and concur in the appointment, replacement, reassignment or dismissal of the General Auditor.

     * Review with the General Auditor the planned internal audit activities and the results of such internal audit activities.

     * Review the significant reports to management prepared by the General Auditor, and management's response.

     * Review with the General Auditor the adequacy of the Company's system of internal accounting and financial controls.

     * Review with the General Auditor the extent of compliance with policies, plans, procedures, laws and regulations which could have a significant impact on operations and reports.

     * Discuss with the Independent Accountants the responsibilities, budgets and staffing of the Company's internal audit department.

 5.  Matters Pertaining to Filings with Government Agencies

     The Audit Committee shall:

     * Review with the Independent Accountants and management the Company's Form 10-K prior to filing with the Securities and Exchange Commission and, if satisfied, recommend its approval to the full Board.

     * Prepare the Audit Committee Report required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     * Review the results of each quarterly review by the Independent Accountants before the filing of the Company's Form 10-Q with the Securities and Exchange Commission.

 6.  Financial Reporting

     The Audit Committee shall:

     * Review with management and the Independent Accountants the Company's annual and quarterly financial statements, including disclosures contained in Management's Discussion and Analysis.

     * Review earnings press releases, as well as financial information or earnings guidance provided to analysts and rating agencies.

     * Review with management and the Independent Accountants both the adequacy and quality of the Company's financial accounting and reporting policies.

     * Review, in connection with its review of the annual financial statements, an analysis prepared by management and the Independent Accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     * Review with the Independent Accountants and management the Company's "Critical Accounting Policies," as defined by the SEC, including an assessment regarding the adequacy of the Company's disclosures.

     * Review with the Independent Accountants and management the results of the Independent Accountants' year-end audit, including areas of significant disagreement, if any, between management and the Independent Accountants.

 7.  Controls

     The Audit Committee shall:

     * Review with management, the Independent Accountants and the General Auditor their separate opinions as to the adequacy and effectiveness of the Company's system of internal accounting controls, and review with them the Independent Accountants' Annual Report on Internal Controls and management's response thereto.

     * Review the Company's procedures with respect to accounting and financial controls, including changes in auditing and/or accounting principles, practices and procedures.

     * Review with management the Company's major financial risk exposures and the steps management has taken to monitor, mitigate and control such exposures.

 8.  Fraud and Illegal Acts

     The Audit Committee shall:

     * Receive and review reports regarding fraud involving senior management and any fraud that causes a material misstatement of the financial statements.

     * Review reports of illegal acts that are not "clearly inconsequential" that have come to the Independent Accountants' attention in the course of their audits. Ensure, in such cases, that management has taken timely and appropriate actions regarding reported illegal acts that could have a material effect on the financial statements.

 9.  Other Responsibilities

     * Periodically, the Audit Committee will meet separately with representatives from the Independent Accountants, General Auditor, and management.

     * Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, any material reports or inquiries received from regulators or governmental agencies, and other legal matters as appropriate.

     * Receive reports from the Environmental Health and Safety Policy Committee regarding implementation and compliance with the Company's environmental policies and discuss with management any concerns the Audit Committee may have with regard to the Company's environmental practices.

     * Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

10.  General Powers

     The Audit Committee may conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

     To carry out and effectuate the purposes of the foregoing resolutions, the Audit Committee shall have authority it deems necessary to confer with the Company's Independent Accountants, General Auditor and Officers and to conduct or authorize investigations. The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee.

                                                                  Appendix D

                       ANHEUSER-BUSCH COMPANIES, INC.

                          1998 INCENTIVE STOCK PLAN

            (RESTATED TO REFLECT A 2-FOR-1 STOCK SPLIT EFFECTIVE
                SEPTEMBER 18, 2000, AND AMENDMENTS EFFECTIVE
                     APRIL 25, 2001 AND APRIL 23, 2003)


SECTION 1.       PURPOSE.

       The purpose of this Plan is to attract, retain, motivate and reward employees of the Company and its Subsidiaries and Affiliates with certain stock-related compensation arrangements.

SECTION 2.       MAXIMUM NUMBER OF SHARES.

       (a) The maximum number of shares of Stock which may be issued pursuant to Awards under this Plan, and the maximum number of shares for which ISOs may be granted under this Plan, shall be 88,000,000 shares, subject to adjustment as provided in Section 10. Of such shares, no more than 1,500,000 shares of Restricted Stock may be granted under this Plan, subject to adjustment as provided in Section 10. For this purpose:

             (i) The number of shares underlying an Award shall be counted against this Plan maximum ("used") at the time of grant.

            (ii) When an Award is payable in cash only, the number of shares of Stock on which the amount of such cash is based shall be deemed used at the time of grant.

           (iii) Shares which underlie Awards that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, and shares which are recaptured by the Company in connection with a forfeiture, may be re-used in new grants to the extent of such expiration, termination, forfeiture, non-payability, or recapture.

            (iv) For all purposes of this Section 2, shares underlying two or more alternative Awards shall be treated as underlying only a single Award, with no multiple counting of shares. Accordingly: shares underlying alternative Awards shall be used only once at the time of grant; and, if one such Award is exercised or (in the case of Restricted Stock) vests, no re-usage of shares shall result from the termination of the unexercised or unvested alternative Awards.

       (b) Notwithstanding any other provisions of this Plan: (i) the maximum number of shares underlying Awards (other than Restricted Stock) that may be granted to any Eligible Person during any calendar year shall be 1,500,000, subject to adjustment as provided in Section 10; and (ii) the maximum number of shares of Restricted Stock that may be granted to any Eligible Person during any calendar year shall be 375,000, subject to adjustment as provided in Section 10.

       (c) In its discretion, the Company may issue treasury shares or authorized but unissued shares, but shall issue treasury shares to the extent required by the Committee or applicable law. Shares of Stock may be represented by certificates or may be issued in uncertificated form, as determined by the Company from time to time.

SECTION 3.       ELIGIBILITY.

       Officers and management employees of the Company, Subsidiaries, or Affiliates shall be eligible to receive Awards under this Plan. A director of the Company, a Subsidiary, or an Affiliate shall be eligible only if he or she also is an officer or management employee of at least one such entity. Notwithstanding the foregoing, persons employed only by Affiliates shall not be eligible to receive ISOs.

SECTION 4.       GENERAL PROVISIONS RELATING TO AWARDS.

       (a) Subject to the limitations in this Plan, the Committee may cause the Company to grant Awards to such Eligible Persons, at such times, of such types, in such amounts, for such periods, becoming exercisable or otherwise vesting at such times, with such features, with such option prices, purchase prices or base prices, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate. Each Award shall be evidenced by a written Award Document, which (as determined by the Committee) may be a formal agreement between the Company and the Recipient or a communication by the Company to the Recipient. The Award Document may be written and transmitted on paper, electronically, or using any other medium selected by the Committee, and may be set forth in a single document or in several documents. In granting an Award, the Committee may take into account any factor it deems appropriate and consistent with the purposes of this Plan. Awards may be granted as additional compensation, or in lieu of other compensation. The payment or issuance of any cash or shares of Stock to a Recipient, and the vesting or delivery of any shares of Restricted Stock, may be deferred to a later date if and as provided in the Award Document. Deferrals may be for such periods and upon such terms and conditions (including the provision of interest equivalents, dividends or dividend equivalents, or other return) as the Committee may determine.

       (b) Except as otherwise provided in this Plan, one or more Awards may be granted separately or as alternatives to each other. If Awards are alternatives to each other:

             (i) the exercise of all or part of one automatically shall cause an immediate equal and corresponding termination of the other;

            (ii) if one of the alternative Awards is Restricted Stock, the vesting of all or part of such Stock shall cause an immediate equal and corresponding termination of the other Award; and

           (iii) unless the Award Document or the Committee expressly permit otherwise, alternative Awards which are transferable may be transferred only as a unit, and alternative Awards which are exercisable must be exercisable by the same person or persons.

       (c) Award Documents may contain any provision approved by the Committee relating to the period for exercise or vesting after termination of employment, and relating to the circumstances under which a termination is deemed to occur. Except to the extent otherwise expressly provided in the Award Document or determined by the Committee, termination of employment includes the separation of a Recipient, directly or through the separation of his or her Employer, from the group of companies comprised of the Company and its Subsidiaries and Affiliates for any reason, including: (i) separation of the Recipient by reason of death, permanent or indefinite disability, retirement, resignation, dismissal, permanent or indefinite layoff, or other event having a similar

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effect; and (ii) separation of the Employer by any method which results in the Employer ceasing to be a Subsidiary or an Affiliate.

       (d) Award Documents may, in the discretion of the Committee, contain a provision permitting a Recipient to designate the person who may exercise an Award after the Recipient's death, either by will or by appropriate notice to the Company. The Committee may impose such conditions and limitations on such designations as it deems appropriate.

       (e) A Recipient shall have none of the rights of a shareholder with respect to shares of Stock which underlie his or her Award until shares are issued in his or her name.

       (f) Except as otherwise provided in an Award Document pursuant to this Section, Awards shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Recipient's lifetime only by the Recipient or his or her guardian or legal representative. However, except in the case of ISOs and Awards which are alternatives to ISOs, the Committee may expressly provide in any Award Document that the Award is transferable. Transferability (if permitted) may be subject to such conditions and limitations as the Committee deems appropriate.

       (g) Notwithstanding Section 15(a), in its discretion the Committee may provide in any Award Document for the acceleration of vesting or the termination of any condition, restriction, or forfeiture provision upon the happening of any specified event (including, for example, an event which results in an Acceleration Date).

       (h) Subject to Section 15(a) in the case of ISOs, and subject to any express limitations contained in the applicable Award Document: (i) the Committee may accelerate vesting or waive or terminate any condition, restriction, or forfeiture provision of any Award at any time and for any reason; and (ii) the Committee may amend an Award Document after grant at any time and for any reason so long as such amendment is not inconsistent with this Plan.

       (i) No exercisable Award by its terms shall be exercisable after the expiration of ten years from the date it is granted.

SECTION 5.       OPTIONS AND SARS.

       (a) Except as provided in Section 10, the option price per share of Options or the base price of SARs shall not be less than Fair Market Value per share of Stock on the Options' or the SARs' grant date, except that SARs which are alternatives to Options but which are granted at a later time may have a base price equal to the option price even though the base price is less than Fair Market Value on the date the SARs are granted.

       (b) The grant of Options and their related Award Document must identify the Options either as ISOs or as NQSOs.

       (c) If Options, SARs, and/or Limited Rights are granted as alternatives to each other, the option prices and the base prices (as applicable) shall be equal and the expiration dates shall be the same.

       (d) In the case of SARs, the Award Document may specify the form of payment or may provide that the form is to be determined at a later date, and may require the satisfaction of any rules or conditions in connection with receiving payment in any particular form.

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       (e) Notwithstanding any other provision of Sections 4 or 5: (i) no
Options or SARs shall be granted in exchange for so-called "underwater" Options or SARs (which have option or base prices in excess of the then-current Fair Market Value per share of Stock), nor shall underwater Options or SARs be amended to reduce their option or base price; and, (ii) no Options or SARs shall contain a so-called "reload" feature under which additional Options or SARs are granted automatically to Recipients upon exercise of the original Options or SARs.

SECTION 6.       LIMITED RIGHTS.

       (a) The Committee shall have authority to grant a special type of stock appreciation rights ("Limited Rights") to any Recipient of any Options or SARs granted under this Plan (the "Related Award"). Limited Rights are stock appreciation rights which are exercisable only after the occurrence of one or more extraordinary events specified by the Committee; such events may include, for example, the events which result in an Acceleration Date. Limited Rights shall not be granted separately, but shall be granted only as alternatives to their Related Award. Limited Rights may be granted either at the time of grant of the Related Award or at any time thereafter during its term. Limited Rights shall be exercisable or payable at such times, payable in such amounts, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.

       (b) The Committee shall place on any Limited Rights for which the Related Awards are ISOs such restrictions as may be required by the Code at the time of grant, and shall amend this Plan accordingly to the extent required by the Code.

SECTION 7.       RESTRICTED STOCK.

       (a) "Restricted Stock" means Stock issued to a Recipient which is nontransferable and is subject to forfeiture upon the happening of such events or conditions, or upon the failure to satisfy such requirements or conditions, as the Committee specifies in the Award Document or otherwise. Stock issued upon the exercise of Options or SARs is not "Restricted Stock" for purposes of this Plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be "Restricted Stock" for purposes of this Plan.

       (b) The certificate representing shares of Restricted Stock issued in the name of a Recipient may be held by the Company and/or may have a legend placed upon it to the effect that the shares represented by it are subject to, and may not be transferred except in accordance with, this Plan and the related Award Document. Cash dividends relating to shares of Restricted Stock may be paid to the Recipient or held by the Company for the Recipient's benefit, and if held may be made subject to the transfer restrictions, forfeiture risks, and vesting conditions of the Restricted Stock, as the Committee may provide in the Award Document or otherwise; if dividends are held by the Company, the Committee may require that the Company provide for interest equivalents or other return on any cash dividends at such rate(s) and time(s) as the Committee provides in the Award Document or otherwise. Any Stock or other securities issuable in respect of Restricted Stock pursuant to an event specified in Section 10(a) of this Plan shall be subject to the Award Document related to such Restricted Stock and all of the transfer restrictions, forfeiture risks, and vesting conditions pertaining thereto.

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

SECTION 8.       STOCK ISSUANCE, PAYMENT, AND WITHHOLDING.

       (a) The Recipient of Options may pay the option price in cash, Stock (including shares of previously-owned Stock or Stock issuable in connection with the Award, but not including shares of Restricted Stock), or other property, to the extent permitted or required by the Award Document or the Committee from time to time.

       (b) Except to the extent prohibited by applicable law, the Committee or the Company may take any necessary or appropriate steps in order to facilitate the payment of an option price. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. The Committee may require satisfaction of any rules or conditions in connection with paying the option price at any particular time or in any particular form.

       (c) If shares used to pay the option price of Options are subject to any transfer or other restrictions, an equal number of the shares of Stock purchased shall be made subject to such prior restrictions in addition to any further restrictions imposed on such purchased shares by the terms of the Award Document or Plan.

       (d) After the obligation arises to collect and pay Required Withholding Taxes, the Recipient shall reimburse the Company or Employer (as required by the Committee or Company) for the amount of such Required Withholding Taxes in cash, unless the Award Document or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Recipient's request, the Committee or its delegate may cause the Company or Employer to pay to the appropriate taxing authority withholding taxes in excess of Required Withholding Taxes on behalf of a Recipient, which shall be reimbursed by the Recipient in any manner determined by the Company or the Committee from time to time. In the Award Document or otherwise, the Committee may allow a Recipient to reimburse the Company or Employer for payment of withholding taxes with shares of Stock or other property. The Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of withholding taxes.

       (e) If provided in the Award Document relating to an ISO, the Committee may (i) cause the Company to hold the shares of Stock issued in the Recipient's name upon exercise, or (ii) prohibit the transfer by a Recipient of such shares into the name of a nominee and require the placement of a legend on certificates for such shares reflecting such prohibition.

SECTION 9.       FORFEITURES.

       In its discretion, the Committee may adopt and amend any policies, and may include in any Award Document any provisions relating to, forfeitures. Such forfeiture provisions may include, for example, prohibitions on competing with the Company and its Subsidiaries and Affiliates and on engaging in other detrimental conduct. Forfeiture provisions for one Award type may differ from those for another type, and also may differ among Awards of the same type granted at different times or to Recipients in different circumstances. As used in this Plan, a "forfeiture" of an Award includes the recapture of Stock issued or other economic benefits derived from an Award, as well as the forfeiture of an Award itself; however, the Committee may define the term more narrowly for specific Award Documents.

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SECTION 10.      ADJUSTMENTS AND ACQUISITIONS.

       (a) Subject to Section 10(c), in the event that the Committee shall determine that, as a result of any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or any other similar corporate transaction, change, or event, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under outstanding Awards or under the Plan (an "Adjustment Event"), then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

             (i) the number and types of shares of Stock (or other securities or property) subject to outstanding Awards;

            (ii) the limitations on grants of Awards, ISOs, and Restricted Stock set forth in Section 2(a) of this Plan, and the limitations on grants to any Eligible Person during any calendar year set forth in Sections 2(b)(i) and 2(b)(ii) of this Plan (collectively the "Share Limitations"); and

           (iii) the option price, base price, or other similar price with respect to any Award.

Alternatively to (i) and (iii), if there is an Adjustment Event and the Committee deems it appropriate, it may provide for cash payments to holders of outstanding Awards.

       (b) Subject to Section 10(c), in the event of an acquisition by the Company by means of a merger, consolidation, acquisition of property or stock, reorganization or otherwise, the Committee shall be authorized:

             (i) to cause the Company to issue Awards or assume stock options, stock appreciation rights, or restricted stock issued by the acquired company, whether or not in a transaction to which Section 424(a) of the Code applies, by means of issuance of new Awards in substitution for, or an assumption of, previously issued options, rights, or restricted stock, but only if and to the extent that such issuance or assumption is consistent with the other provisions of this Plan and any applicable law, and/or

            (ii) to increase the Share Limitations to reflect such issuance or assumption.

       (c) The Committee shall not make an adjustment under Section 10(a), issue Awards or assume options, rights, or restricted stock under
Section 10(b)(i), or increase the Share Limitations under Section 10(b)(ii),

             (i) to the extent such action would affect ISOs or the Share Limitation relating to ISOs and would require shareholder approval under Section 422 of the Code, or

            (ii) to the extent such action would affect the Share Limitation set forth in Section 2(b) of this Plan and would require shareholder approval in order to qualify such Awards, such assumed options, rights, or restricted stock, or Awards granted thereafter as performance-based compensation under Section 162(m) of the Code, unless such action(s) by the Committee are made subject to shareholder approval and are so approved by the shareholders.

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       (d) In the event that the Board approves any merger or consolidation of the Company with or into any other corporation or business entity as a result of which the Company shall not be the surviving corporation, with respect to each Award, either (i) the Committee shall, in such manner as it may deem equitable, cause such Award to vest prior to the effective date of such merger or consolidation or (ii) the Committee or the Board shall approve arrangements to substitute an award issued by the surviving corporation for such Award on terms and conditions deemed equitable by the Committee or the Board.

SECTION 11.      ACCELERATION AND VESTING.

       (a) An "Acceleration Date" occurs when any of the following events occur:

             (i) any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Act) of more than 30% of the Company's then outstanding voting securities (measured on the basis of voting power);

            (ii) the shareholders of the Company approve a definitive agreement of merger or consolidation with any other corporation or business entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to the consummation of the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the surviving entity of such merger or consolidation outstanding immediately after such merger or consolidation;

           (iii) Continuing Directors cease to constitute at least a majority of the directors of the Company; or

            (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

       An Acceleration Date as described in (i) above shall not occur as a result of the ownership of voting securities by (A) the Company or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or (C) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock. Securities held by an underwriter pursuant to an offering of such securities for a period not to exceed 40 days shall be deemed to be outstanding but shall not be deemed to be beneficially owned by such underwriter for purposes of clause (i) above.

       For purposes of this Section 11(a), (X) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act; (Y) "Continuing Directors" shall mean any directors of the Company who either (i) were directors of the Company on the date of adoption of the Plan, or (ii) became directors of the Company subsequent to such date and whose election or nomination for election by the shareholders of the Company was duly approved, either by a specific vote or by approval of the proxy statement issued by the Company in which such individuals were named as nominees for director of the Company, by a majority of the Continuing Directors who were at the time of election or nomination directors of the Company; and (Z) "Person" shall mean any individual, firm, corporation, partnership or other entity and shall include the Affiliates and Associates of such Person.

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       (b) If an Acceleration Date occurs while Awards remain outstanding under this Plan, then all Awards shall vest. This Section shall apply to ISOs notwithstanding Section 15(a).

       (c) When Awards (other than Restricted Stock) "vest," they become fully exercisable. Vesting does not mean that such an Award becomes non-forfeitable, except to the extent provided in the Award Document or otherwise by the Committee pursuant to Sections 4(g) or 4(h) above. When shares of Restricted Stock "vest," they become non-forfeitable (except for any forfeiture conditions which this Plan or the Award Document expressly provides shall survive vesting) and freely transferable (except for any legal restrictions imposed on transfers by the Securities Act of 1933, as amended, or other applicable securities laws).

SECTION 12.      ADMINISTRATION.

       (a) This Plan shall be administered by the Stock Option Plans Committee of the Board, or another committee appointed by the Board from time to time, consisting of three or more persons, each of whom at all times shall be a member of the Board and none of whom shall be an officer or employee of the Company or any of its Subsidiaries at the time of service. Committee members shall not be eligible for selection to receive Awards under this Plan.

       (b) During any time when one or more Committee members may not be qualified to serve under Rule 16b-3, under Section 162(m) of the Code, or under any other rule or law which contains special qualifications for Committee members in order to avoid a penalty or to obtain a benefit, the Committee may form a sub-Committee from among its qualifying members. The sub-Committee may act, in lieu of the full Committee, with respect to all or any category of Awards granted or to be granted to all or any group of Recipients, and may take other actions deemed appropriate and convenient to prevent, control, minimize, or eliminate any penalties, loss of benefits, or other adverse effects of such potential disqualification. Any such sub-Committee shall have the full authority of the full Committee under this Plan, except to the extent the full Committee limits the sub-Committee's powers.

       (c) At the Committee's request or on its own motion, the Board may ratify or approve grants, or any terms of any grants, made by the Committee during any time that any member of the Committee may not be qualified to approve such grants or terms under Rule 16b-3 or any other rule or law.

       (d) A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee. The Committee may meet in person, by telephone or television conference, or in any other manner (unless prohibited by applicable law). From time to time the Committee may adopt, amend, and rescind such rules and regulations for carrying out this Plan and implementing Award Documents, and the Committee may take such action in the administration of this Plan, as it deems proper. The interpretation of any provisions of this Plan by the Committee shall be final and conclusive unless otherwise determined by the Board.

       (e) To the extent the Committee deems it convenient and appropriate, the Committee may delegate such of its powers and duties, including (among other things) its power to grant Awards, to one or more officers of the Company. Any such delegation shall be subject to such limitations and conditions as the Committee deems appropriate. However, notwithstanding the foregoing: (i) the power to grant Awards may not be delegated to an officer who is not also a director of the Company

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

except in conformity with applicable Delaware law; and, (ii) no officer may grant Awards to him- or herself or to his or her superiors unless such grants are ratified by the Committee or the Board.

SECTION 13.      AMENDMENT, TERMINATION, SHAREHOLDER APPROVAL.

       (a) The Board may amend or terminate this Plan at any time, except that without the approval of the Company's shareholders, no amendment shall
(i) increase the maximum number of shares issuable, or the maximum number of shares for which ISOs may be granted, under this Plan, (ii) change the class of persons eligible to receive ISOs, (iii) change the annual limit on Awards which may be granted to an Eligible Person provided in Section 2(b), or (iv) change the provisions of this Section 13(a).

       (b) The Committee may amend this Plan from time to time to the extent necessary to (i) comply with Rule 16b-3 and, to the extent it deems appropriate, (ii) prevent benefits under this Plan from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

       (c) No Awards may be granted under this Plan after April 21, 2008.

       (d) The approval by shareholders shall consist of the approving vote of the holders of a majority of the outstanding shares of Stock present (in person or by proxy) and voted (for or against) at a meeting of the shareholders at which a quorum is present, unless a greater vote is required by the Company's charter or by-laws, by the Board, by the Company's principal stock exchange, or by applicable law (including Delaware law, Rule 16b-3, or Section 162(m) of the Code).

SECTION 14.      DEFINITIONS.

       (a) "Acceleration Date" has the meaning given in Section 11(a).

       (b) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

       (c) "Adjustment Event" has the meaning given in Section 10(a).

       (d) "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest (other than a Subsidiary), but only if expressly so designated by the Committee from time to time. Without limiting the generality of the foregoing, the term "Affiliate" shall not include any beer wholesaler or distributor in which Anheuser-Busch Investment Capital Corporation or other Subsidiary invests, unless the Committee expressly determines otherwise; the committee may also revoke or reinstate any such designation from time-to-time.

       (e) "Award" means a grant of ISOs, NQSOs, SARs, Limited Rights, or Restricted Stock.

       (f) "Award Document" means the written agreement or other document referred to in Section 4(a) evidencing an Award.

       (g) "Board" means the Board of Directors of the Company.

       (h) Options "cease to qualify as ISOs" when they fail or cease to qualify for the exclusion from income provided in Section 421 (or any successor provision) of the Code.

       (i) "Code" means the U.S. Internal Revenue Code as in effect from time to time.

                                   - 9 -


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       (j) "Committee" means the committee of the Board described in Section
12 hereof and any sub-committee established by such committee pursuant to
Section 12(b).

       (k) "Company" means Anheuser-Busch Companies, Inc. and its successors.

       (l) "Eligible Person" means a person who is eligible to receive an Award under Section 3 of this Plan.

       (m) "Employer" means the Company, the Subsidiary, or the Affiliate which employs the Recipient.

       (n) "Fair Market Value" of Stock on a given valuation date means (i) the average of the highest and lowest selling prices per share of Stock reported on the New York Stock Exchange Composite Tape or similar quotation service for such date, (ii) if Stock is not listed on the New York Stock Exchange, the average of the highest and lowest selling prices per share of Stock as reported for such valuation date on the principal stock exchange or quotation system in the U.S. on which Stock is listed or quoted (as determined by the Committee), or (iii) if neither of the preceding clauses is applicable, the value per share determined by the Committee in a manner consistent with the Treasury Regulations under Section 2031 of the Code. If no sale of Stock occurs on such valuation date, but there were sales reported within a reasonable period both before and after such valuation date, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such valuation date shall be used, with the average to be weighted inversely by the respective numbers of trading days between the selling dates and such valuation date.

       (o) "Forfeiture" has the meaning given in Section 9.

       (p) "ISO" or "Incentive Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as an "Incentive Stock Option" and which qualifies as an "incentive stock option" under Section 422 (or any successor provision) of the Code.

       (q) "Limited Right" has the meaning given in Section 6.

       (r) "NQSO" or "Non-Qualified Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as a "Non-Qualified Stock Option," or which is designated by the Committee as an ISO but which ceases to qualify as an ISO.

       (s) "Option" means an ISO or an NQSO.

       (t) "Optionee" means a person to whom Options are granted pursuant to this Plan.

       (u) "Plan" means the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan, as amended from time to time.

       (v) "Recipient" means an Eligible Person to whom an Award is granted pursuant to this Plan.

       (w) "Reporting Person," as of a given date, means a Recipient who would be required to report a purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Act and the rules and regulations thereunder.

       (x) "Restricted Stock" has the meaning given in Section 7.

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       (y) "Rule 16b-3" means Rule 16b-3 (as amended from time to time)
promulgated by the Securities and Exchange Commission under the Act, and any successor thereto.

       (z) "Share Limitations" has the meaning given in Section 10(a).

       (aa) "SAR" means a stock appreciation right, which is a right to receive cash, Stock, or other property having a value on the date the SAR is exercised equal to (i) the excess of the Fair Market Value of one share of Stock on the exercise date over (ii) the base price of the SAR. The term "SAR" does not include a Limited Right.

       (bb) "Stock" means shares of the common stock of the Company, par value $1.00 per share, or such other class or kind of shares or other securities as may be applicable under Section 10.

       (cc) "Subsidiary" means a "subsidiary corporation" of the Company as defined in Section 424(f) (or any successor provision) of the Code, other than corporations expressly excluded by the Committee from time-to-time.

       (dd) "Vest" has the meaning given in Section 11(c).

       (ee) "Required Withholding Taxes" means, in connection with the exercise of or other taxable event relating to an Award, the total amount of Federal and state income taxes, social security taxes, and other taxes which the Employer of the Recipient is required to withhold.

SECTION 15.      MISCELLANEOUS.

       (a) Each provision of this Plan and the Award Documents relating to ISOs shall be construed so that all ISOs shall be "incentive stock options" as defined in Section 422 of the Code or any statutory provision that may replace Section 422, and any provisions thereof which cannot be so construed shall be disregarded, subject however to Sections 4(g) and 11(b) and provided that Award Documents are permitted to have provisions which cause Options which qualify as ISOs at the time of grant to cease to qualify as ISOs at a later time or upon the happening of a later event. No discretion granted or allowed to the Committee under this Plan shall apply to ISOs after their grant except (i) to the extent the related Award Document shall so provide or (ii) to the extent that the application of such discretion would not cause such ISOs to cease to qualify as ISOs. Notwithstanding the foregoing, nothing shall prohibit an amendment to or action regarding outstanding ISOs which would cause them to cease to qualify as ISOs, so long as the Company and the Recipient shall consent to such amendment or action.

       (b) Without amending this Plan, Awards may be granted to Eligible Persons who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of this Plan. Such different terms and conditions may be reflected in Addenda to this Plan. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under this Plan or a change in the definition of Eligible Person.

       (c) Notwithstanding any other provision in this Plan, the Committee shall not act with respect to any Reporting Person in a manner which would result in a forfeiture under Section 16(b) of the Act of some or all of the economic benefits relating to his or her Awards, without in each case the written consent of such Reporting Person.

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

       (d) Nothing in this Plan or any Award Document shall confer on any person any expectation to continue in the employ of his or her Employer, or shall interfere in any manner with the absolute right of the Employer to change or terminate such person's employment at any time for any reason or for no reason.

                         ANHEUSER-BUSCH COMPANIES, INC.       PLEASE MARK   /X/
                                                             your votes as
                                                              indicated in
                                                              this example

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4.

1 - ELECTION OF DIRECTORS

  FOR all nominees listed             WITHHOLD AUTHORITY
below (except as marked to     to vote for all nominees listed
    the contrary below)                      below

            / /                               / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

01 JAMES J. FORESE         02 VERNON R. LOUCKS, JR.
03 VILMA S. MARTINEZ       04 WILLIAM PORTER PAYNE
05 EDWARD E. WHITACRE, JR.

                           FOR  AGAINST  ABSTAIN
2 - APPROVAL OF AN
AMENDMENT TO THE 1998      / /    / /      / /
INCENTIVE STOCK PLAN

                           FOR  AGAINST  ABSTAIN
3 - APPROVAL OF THE
STOCK PLAN FOR NON-        / /    / /      / /
EMPLOYEE DIRECTORS

                           FOR  AGAINST  ABSTAIN
4 - APPROVAL OF
INDEPENDENT                / /    / /      / /
ACCOUNTANTS


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 5.

                           FOR  AGAINST  ABSTAIN
5 - SHAREHOLDER
PROPOSAL CONCERNING        / /    / /      / /
THE CHAIRMAN OF THE
BOARD


                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING    / /

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature                               Signature
         ------------------------------          ------------------------------

Dated:                    , 2003
      --------------------
SIGNATURE OF SHAREHOLDER(S)  (Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                     --------------------------------------
                       YOU CAN VOTE IN ONE OF THREE WAYS:
                     --------------------------------------

       1. CALL TOLL-FREE 1-800-435-6710 ON A TOUCH TONE TELEPHONE FROM THE
                  US OR CANADA 24 HOURS A DAY - 7 DAYS A WEEK.

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                       OR
                                       --

     2. VOTE BY INTERNET AT OUR INTERNET ADDRESS: HTTP://WWW.EPROXY.COM/BUD

     INTERNET AND TELEPHONE VOTING MUST BE RECEIVED BY 11PM EASTERN TIME ON
              APRIL 22, 2003, THE DAY PRIOR TO THE ANNUAL MEETING.

                                       OR
                                       --

           3. MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

 -----------------------------------------------------------------------------
  IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
         YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED
   IN THE BOX IN THE LOWER RIGHT HAND CORNER ON THE REVERSE SIDE OF THIS FORM.
 -----------------------------------------------------------------------------
                              THANK YOU FOR VOTING

--------------------------------------------------------------------------------
EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS DRIVER'S LICENSE OR EMPLOYEE IDENTIFICATION BADGE, IN ADDITION TO THIS ADMISSION TICKET.

PLEASE ADMIT:                                                  NON-TRANSFERABLE
                                ADMISSION TICKET

                                                            ------------------
                                                              CONTROL NUMBER


                                                            ------------------

PROXY

                         ANHEUSER-BUSCH COMPANIES, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The person(s) signing this proxy form hereby appoints August A. Busch III, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 23, 2003, at 10:00 A.M. local time and at any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2, 3, AND 4, AND AGAINST ITEM
5. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

            (Be sure to sign and date the reverse side of this form)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE









--------------------------------------------------------------------------------
 FOLD AND DETACH HERE                                      FOLD AND DETACH HERE

                                 ADMISSION TICKET

                         [Anheuser-Busch Companies logo]

                         ANNUAL MEETING OF STOCKHOLDERS
          April 23, 2003, 10:00 A.M. (local time) at Ports of Call at
                   SeaWorld of Florida, 7007 SeaWorld Drive,
                                Orlando, Florida

                         ANHEUSER-BUSCH COMPANIES, INC.       PLEASE MARK   /X/
                                                             your votes as
                                                              indicated in
                                                              this example

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4.

1 - ELECTION OF DIRECTORS

  FOR all nominees listed             WITHHOLD AUTHORITY
below (except as marked to     to vote for all nominees listed
    the contrary below)                      below

            / /                               / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

01 JAMES J. FORESE         02 VERNON R. LOUCKS, JR.
03 VILMA S. MARTINEZ       04 WILLIAM PORTER PAYNE
05 EDWARD E. WHITACRE, JR.

                           FOR  AGAINST  ABSTAIN
2 - APPROVAL OF AN
AMENDMENT TO THE 1998      / /    / /      / /
INCENTIVE STOCK PLAN

                           FOR  AGAINST  ABSTAIN
3 - APPROVAL OF THE
STOCK PLAN FOR NON-        / /    / /      / /
EMPLOYEE DIRECTORS

                           FOR  AGAINST  ABSTAIN
4 - APPROVAL OF
INDEPENDENT                / /    / /      / /
ACCOUNTANTS


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 5.

                           FOR  AGAINST  ABSTAIN
5 - SHAREHOLDER
PROPOSAL CONCERNING        / /    / /      / /
THE CHAIRMAN OF THE
BOARD


                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING    / /

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature                                      Dated:                    , 2003
         -------------------------------------       --------------------
SIGNATURE OF PLAN PARTICIPANT


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                         [Anheuser-Busch Companies logo]

          TO PARTICIPANTS IN THE ANHEUSER-BUSCH DEFERRED INCOME STOCK
                           PURCHASE AND SAVINGS PLANS

     Enclosed with this voting instruction form are the notice and proxy statement for the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. which will be held on April 23, 2003. The number of shares shown on this voting instruction form represents the number of shares with respect to which you are entitled to direct the voting because of your account under one or more of these plans. In order for these shares to be voted by the trustee of the plan(s) in accordance with your confidential instructions, Mellon Investor Services LLC must receive your voting instructions by no later than April 18, 2003. If your voting instructions are not received by April 18, 2003, shares as to which you are entitled to direct voting will be voted by the plan trustee in accordance with instructions from the plans' investment committee.

     Your interest in a plan which is invested in the Company stock fund is measured in terms of share equivalents. Your share equivalents closely approximate the number of shares as to which you are entitled to direct the voting.

      IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK THE APPROPRIATE
BOX ON THIS VOTING INSTRUCTION FORM. Present the ticket below to the Anheuser-Busch representative at the entrance to the meeting. Keep in mind that you will not be able to vote any plan shares at the meeting; only the plan trustee can vote these shares as described above.

--------------------------------------------------------------------------------
EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS DRIVER'S LICENSE OR EMPLOYEE IDENTIFICATION BADGE, IN ADDITION TO THIS ADMISSION TICKET.

PLEASE ADMIT:                                                  NON-TRANSFERABLE
                                ADMISSION TICKET

                                                            ------------------
                                                              CONTROL NUMBER


                                                            ------------------

VOTING INSTRUCTION CARD

                         ANHEUSER-BUSCH COMPANIES, INC.

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
         THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby directs the Trustee of the Anheuser-Busch Deferred Income Stock Purchase and Savings Plans to authorize the proxies (a) to vote as indicated on the reverse side of this form and (B) TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING HEREAFTER DESCRIBED, in each case with respect to all of the shares of stock for which the undersigned is entitled to direct the voting under these plans. Such votes are to be cast at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 23, 2003, at 10:00 A.M. local time and at any adjournments thereof.

     WHEN PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER INDICATED BY THE PLAN PARTICIPANT, AND IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED BY THE TRUSTEE IN ACCORDANCE WITH INSTRUCTIONS FROM THE PLANS' INVESTMENT COMMITTEE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                     --------------------------------------
                       YOU CAN VOTE IN ONE OF THREE WAYS:
                     --------------------------------------

      1. CALL TOLL-FREE 1-800-435-6710 ON A TOUCH TONE TELEPHONE FROM THE
 US OR CANADA 24 HOURS A DAY - 7 DAYS A WEEK BY NOT LATER THAN APRIL 18, 2003.

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                       OR
                                       --

 2. VOTE BY INTERNET AT OUR INTERNET ADDRESS: HTTP://WWW.EPROXY.COM/BUD BY NOT
                           LATER THAN APRIL 18, 2003.

                                       OR
                                       --

    3. MARK, SIGN AND DATE YOUR VOTING INSTRUCTION CARD AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. MELLON INVESTOR SERVICES LLC MUST RECEIVE YOUR
                                                           ----
         EXECUTED VOTING INSTRUCTION CARD NOT LATER THAN APRIL 18, 2003.


 -----------------------------------------------------------------------------
  IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
         YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED
   IN THE BOX IN THE LOWER RIGHT HAND CORNER ON THE REVERSE SIDE OF THIS FORM.
 -----------------------------------------------------------------------------

                              THANK YOU FOR VOTING

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         [Anheuser-Busch Companies logo]

                         ANNUAL MEETING OF STOCKHOLDERS
          April 23, 2003, 10:00 A.M. (local time) at Ports of Call at
                   SeaWorld of Florida, 7007 SeaWorld Drive,
                                Orlando, Florida

March 11, 2003




Dear Shareholder,

You are cordially invited to attend the Annual Meeting of Shareholders of Anheuser-Busch Companies, Inc. to be held on Wednesday, April 23, 2003 in Orlando, Florida. Your proxy card and voting instructions are included with this letter. Previously you elected to view proxy materials over the Internet; therefore, we did not include the proxy statement and annual report in the package. Please access our web site at www.anheuser-busch.com (click on "Financial Info") to read these important documents. If you have changed your mind and prefer to receive a copy of the proxy statement or annual report, you may call Mellon Investor Services (toll-free) at 1-888-213-0964 and one will be mailed to you.

After you have read the proxy statement, refer to the enclosed instructions for voting by telephone, Internet, or mail.

Thank you for voting and thank you for your investment in Anheuser-Busch.

Sincerely,

/s/ JoBeth G. Brown

JoBeth G. Brown
Vice President and Secretary

Enclosures

                 [Letterhead of Anheuser-Busch Companies, Inc.]


                                April 4, 2003



Dear Shareholder(s):

The time is approaching for the Annual Meeting of the Shareholders of Anheuser-Busch Companies, Inc. on April 23, 2003, and our vote tabulator has not received your Proxy.

It is important that your shares be represented at the meeting. PLEASE VOTE IN ONE OF THE THREE WAYS AS DESCRIBED ON THE ATTACHED DUPLICATE PROXY AS SOON AS POSSIBLE.

                                 Sincerely,

                                 /s/ JoBeth G. Brown

                                 JoBeth G. Brown
                                 Vice President and Secretary

                         ANHEUSER-BUSCH COMPANIES, INC.       Please mark
                                                             your votes as
                                                              indicated in
                                                              this example  /X/

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 THROUGH 4.

1 - ELECTION OF DIRECTORS

  FOR all nominees listed             WITHHOLD AUTHORITY
below (except as marked to     to vote for all nominees listed
    the contrary below)                      below

            / /                               / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW.)

01 JAMES J. FORESE         02 VERNON R. LOUCKS, JR.
03 VILMA S. MARTINEZ       04 WILLIAM PORTER PAYNE
05 EDWARD E. WHITACRE, JR.

                           FOR  AGAINST  ABSTAIN
2 - APPROVAL OF AN
AMENDMENT TO THE 1998      / /    / /      / /
INCENTIVE STOCK PLAN

                           FOR  AGAINST  ABSTAIN
3 - APPROVAL OF THE
STOCK PLAN FOR NON-        / /    / /      / /
EMPLOYEE DIRECTORS

                           FOR  AGAINST  ABSTAIN
4 - APPROVAL OF
INDEPENDENT                / /    / /      / /
ACCOUNTANTS


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 5.

                           FOR  AGAINST  ABSTAIN
5 - SHAREHOLDER
PROPOSAL CONCERNING        / /    / /      / /
THE CHAIRMAN OF THE
BOARD


                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING    / /

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature                               Signature
         ------------------------------          ------------------------------

Dated:                    , 2003
      --------------------
SIGNATURE OF SHAREHOLDER(S)  (Sign exactly as your name appears above; in the case of shares held by joint owners, all joint owners should sign; fiduciaries should indicate title and authority.)

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                     --------------------------------------
                       YOU CAN VOTE IN ONE OF THREE WAYS:
                     --------------------------------------

       1. CALL TOLL-FREE 1-800-435-6710 ON A TOUCH TONE TELEPHONE FROM THE
                  US OR CANADA 24 HOURS A DAY - 7 DAYS A WEEK.

                    THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                       OR
                                       --

     2. VOTE BY INTERNET AT OUR INTERNET ADDRESS: HTTP://WWW.EPROXY.COM/BUD

      INTERNET AND TELEPHONE VOTING MUST BE RECEIVED BY 11PM EASTERN TIME
            ON APRIL 22, 2003, THE DAY PRIOR TO THE ANNUAL MEETING.

                                       OR
                                       --

           3. MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

 -----------------------------------------------------------------------------
  IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET, HAVE YOUR PROXY CARD IN HAND.
         YOU WILL BE ASKED TO ENTER A CONTROL NUMBER, WHICH IS LOCATED
   IN THE BOX IN THE LOWER RIGHT HAND CORNER ON THE REVERSE SIDE OF THIS FORM.
 -----------------------------------------------------------------------------
                              THANK YOU FOR VOTING

--------------------------------------------------------------------------------
EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS DRIVER'S LICENSE OR EMPLOYEE IDENTIFICATION BADGE, IN ADDITION TO THIS ADMISSION TICKET.

PLEASE ADMIT:                                                  NON-TRANSFERABLE
                                ADMISSION TICKET

                                                            ==================
                                                              CONTROL NUMBER


                                                            ==================

PROXY

                         ANHEUSER-BUSCH COMPANIES, INC.

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The person(s) signing this proxy form hereby appoints August A. Busch III, Patrick T. Stokes, and JoBeth G. Brown as proxies, each with the power of substitution and hereby authorizes them to represent and to vote, as designated on the reverse side of this form, all of the shares of stock that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Anheuser-Busch Companies, Inc. to be held at Ports of Call at SeaWorld of Florida, 7007 SeaWorld Drive, Orlando, Florida, on April 23, 2003, at 10:00 A.M. local time and at any adjournments thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH INDICATION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1, FOR ITEMS 2, 3, AND 4, AND AGAINST ITEM
5. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

            (Be sure to sign and date the reverse side of this form)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE









--------------------------------------------------------------------------------
 FOLD AND DETACH HERE                                      FOLD AND DETACH HERE

                                 ADMISSION TICKET

                         [Anheuser-Busch Companies logo]

                         ANNUAL MEETING OF STOCKHOLDERS
          April 23, 2003, 10:00 A.M. (local time) at Ports of Call at
                   SeaWorld of Florida, 7007 SeaWorld Drive,
                                Orlando, Florida

                                   APPENDIX


     Page 24 of the printed proxy statement contains a Stock Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.